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                                                                   Exhibit 10.38

                                                                  EXECUTION COPY

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                      AIRCRAFT PURCHASE AGREEMENT [N288SK]

                                      among

                                 SOLITAIR CORP.
                                    as Seller

                            CHAUTAUQUA AIRLINES, INC.
                                    as Lessee

                           MITSUI & CO. (U.S.A.), INC.
                                 as Beneficiary

                                       and

                WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION,
           not in its individual capacity but solely as Owner Trustee as Owner Trustee

                            dated as of June 5, 2001

                           One (1) EMB-145LR aircraft
                       manufacturer's serial number 145461
                     United States registration mark N288SK

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                                TABLE OF CONTENTS


                                                                            PAGE

Section 1         SUBJECT MATTER...............................................2

Section 2         PRICE; TAXES; DELIVERY LOCATION..............................2

Section 3         TERMS OF PAYMENT................................. .... ......2

Section 4         RISK OF LOSS.................................................2

Section 5         DELIVERY OF AIRCRAFT.........................................3

Section 6         TERMS OF SALE................................................3

Section 7         DELIVERY DATE................................................3

Section 8         CONDITIONS PRECEDENT.........................................4

Section 9         Representations and Warranties...............................6

Section 10        FURTHER COVENANTS............................................9

Section 11        CONCERNING OWNER TRUSTEE....................................12

Section 12        MISCELLANEOUS...............................................12

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     This AIRCRAFT PURCHASE AGREEMENT [N288SK] ("AGREEMENT"), made as of June 5,
2001, by and among SOLITAIR CORP., a New York corporation ("SELLER"), MITSUI & CO. (U.S.A.), INC., a New York corporation ("BENEFICIARY"), CHAUTAUQUA AIRLINES, INC., a New York corporation ("LESSEE"), and WELLS FARGO BANK NORTHWEST,
NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner
Trustee under a Trust Agreement dated as of June 5, 2001, between itself and Beneficiary (such entity, in its individual capacity being herein referred to as "WFB" and, in its capacity as Owner Trustee under such Trust Agreement, as "OWNER TRUSTEE");

                              W I T N E S S E T H:

     WHEREAS, Seller is party to the EMB-145 Purchase Agreement Number GCT-025/98, dated June 17, 1998 (the "MANUFACTURER PURCHASE AGREEMENT"), between the Seller and EMBRAER - Empresa Brasileira de Aeronautica S.A., a Brazilian company (the "MANUFACTURER");

     WHEREAS, Seller desires to assign its right, title and interest in and to the Manufacturer Purchase Agreement, to the extent that the same relates to the Aircraft (as hereinafter defined) and the purchase thereof, to Aero Ltd., a Cayman Islands corporation ("AERO"), pursuant to and in accordance with the terms and conditions of Purchase Agreement Assignment No. 1 [N288SK], dated the date hereof ("ASSIGNMENT NO. 1"), between Seller and Aero and consented to by the Manufacturer, in the form attached as Exhibit C-1;

     WHEREAS, Beneficiary desires that Owner Trustee purchase and acquire title to, and Seller is willing to cause Aero to sell and transfer title to Owner Trustee, in accordance with the terms and conditions hereinafter set forth, the Aircraft;

     WHEREAS, as a condition to Seller's assignment of its rights in the Manufacturer Purchase Agreement pursuant to Assignment No. 1, Aero will assign its right, title and interest in and to [certain rights of Aero under] the Manufacturer Purchase Agreement, as assigned by Assignment No. 1, to Owner Trustee, pursuant to and in accordance with the terms of Purchase Agreement Assignment No. 2 [N288SK], dated the date hereof ("ASSIGNMENT NO. 2"), among Aero, Owner Trustee and Lessee and consented to by the Manufacturer, in the form attached as Exhibit C-2;

     WHEREAS, Beneficiary desires that Owner Trustee be provided the benefit of, and Seller is willing to cause Aero to transfer to Owner Trustee, the warranties relating to the Airframe specified in the Assignment No. 2 and the warranties relating to the Engines specified in the Engine Warranty Assignment and Consent, the form of which is attached hereto as Exhibit D; and

     WHEREAS, simultaneously with the sale of the Aircraft to Owner Trustee, Beneficiary shall cause Owner Trustee to, and Owner Trustee shall, lease the Aircraft to Chautauqua Airlines, Inc., a New York corporation (the "LESSEE"), pursuant to Aircraft Lease Agreement [N288SK] dated as of the date hereof between Owner Trustee and Lessee (the "LEASE"); and

     WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Lease and shall be interpreted in accordance with the rules of construction set forth in Section 1.03 of the Lease;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto (individually a "PARTY" and collectively the "PARTIES") agree as follows:

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     Section 1 SUBJECT MATTER.

     In accordance with and subject to the terms and conditions hereinafter set forth, on the Delivery Date (as defined in Section 4), Seller hereby agrees to cause Aero to sell and transfer title to Owner Trustee, as designee of Beneficiary, and Beneficiary hereby agrees to cause Owner Trustee to purchase and acquire title from Aero to, one (1) Embraer EMB-145LR aircraft bearing manufacturer's serial number 145461, together with the Engines and appurtenances installed thereon and therein and delivered new from the Manufacturer, as more particularly described and defined in the form of Bill of Sale attached hereto as EXHIBIT A (the "AIRCRAFT"), in accordance with the terms and conditions of this Agreement, and

          (b) Owner Trustee hereby agrees, at the direction of Beneficiary, to purchase and acquire title to the Aircraft from Aero in accordance with the terms and conditions hereof and to lease the Aircraft to Lessee in accordance with the terms and conditions of the Lease.

     Section 2 PRICE; TAXES; DELIVERY LOCATION.

          (a) PRICE. The purchase price of the Aircraft shall be equal to the amount payable by Seller for the Aircraft under Article 03 of the Manufacturer Purchase Agreement, as evidenced by an invoice for the Aircraft issued by Aero, DECREASED by any rebate payable by the Manufacturer and Aero in respect of the Aircraft that is credited to the Beneficiary on or before the Delivery
Date and INCREASED by the amount of [*] payable directly to Solitair, and the Seller and the Beneficiary agree that such amount as so decreased and increased is equal to [*], which shall be the purchase price of the Aircraft (the "AIRCRAFT PRICE") payable by the Beneficiary to Seller as consideration for the sale and transfer of the Aircraft to the Owner Trustee, as designee of the Beneficiary.

          (b) TAXES. Seller, Beneficiary and Owner Trustee shall cooperate and take such reasonable measures as may be requested by Lessee to ensure that the sale of the Aircraft is arranged in such a manner as to minimize or avoid Taxes thereon, which shall be indemnified by Lessee pursuant to the Lease.

          (c) DELIVERY LOCATION. Seller shall cause Aero to deliver the Aircraft to Owner Trustee on the Delivery Date, in accordance with the terms hereof, in Sao Jose dos Campos, Sao Paulo, Brazil or in such other location and jurisdiction designated by Seller and Lessee which they determine to be acceptable for taxation purposes and that is reasonably acceptable to Beneficiary and Owner Trustee.

     Section 3 TERMS OF PAYMENT.
          (a) TIME OF PAYMENT. Subject to the satisfaction or waiver of the conditions set forth in Section 8(a), Beneficiary shall pay, or cause to be paid, the Aircraft Price to Seller on the Delivery Date.

          (b) U.S. DOLLARS; TRANSFER. All payments due to Seller hereunder shall be effected in United States dollars in immediately available funds without any set-off, counterclaim or deduction of whatsoever nature by wire transfer to an account designated by the Seller. Payments will be deemed to have been made when such amounts have been credited and confirmed as immediately available funds to such designated account.

     Section 4 RISK OF LOSS.

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* Confidential

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     Delivery of the Bills of Sale to Owner Trustee and of the Acceptance
Certificate to Seller and Aero pursuant to Section 5 shall conclusively evidence the sale of the Aircraft to Owner Trustee by Aero and of Owner Trustee's acceptance of the Aircraft, and risk of loss of or damage to the Aircraft shall pass from Seller and Aero to Owner Trustee at the time stated in the Acceptance Certificate as being the time at which the transfer took place (the "DELIVERY TIME"). The date on which the Delivery Time occurs is herein referred to as the "DELIVERY DATE."

     Section 5 DELIVERY OF AIRCRAFT.

     Immediately upon receipt by Seller of the Aircraft Price, and subject to the satisfaction or waiver of the conditions set forth in Section 8(b), Seller shall cause Aero to deliver to Owner Trustee a duly executed original bill of sale covering the Aircraft dated as of the Delivery Date, substantially in the form of EXHIBIT A (the "WARRANTY BILL OF SALE") and a duly executed bill of sale covering the Aircraft dated as of the Delivery Date on FAA AC Form 8050-2 (the "FAA BILL OF SALE," and together with the Warranty Bill of Sale,, the "BILLS OF SALE"), and immediately upon receipt by it of the Bills of Sale, Beneficiary shall cause Owner Trustee to, and Owner Trustee shall, execute and deliver to Aero and Seller an acceptance certificate substantially in the form of EXHIBIT B (the "ACCEPTANCE CERTIFICATE"), covering the Aircraft and dated the Delivery Date. Seller shall ensure that the FAA Bill of Sale is physically at the offices of Lytle Soule & Curlee ("LSC") in Oklahoma City and by providing one or more attorneys at LSC with such authorization as may be necessary in order to permit such firm to present the FAA Bill of Sale at the Delivery Time to the FAA for immediate recordation together with the other documents and instruments referred to in Section 8(a)(v).

     Section 6 TERMS OF SALE.

     Seller hereby warrants and undertakes to Beneficiary that Seller shall cause Aero to transfer to Owner Trustee all of its right, title and interest in and to the Aircraft, free and clear of any and all Liens. EXCEPT FOR THE WARRANTY OF TITLE PROVIDED BY AERO IN THE WARRANTY BILL OF SALE, THE AIRCRAFT IS BEING SOLD AND DELIVERED TO OWNER TRUSTEE AND PURCHASED AND ACCEPTED BY OWNER TRUSTEE "AS IS" AND "WHERE IS." SELLER MAKES NO, AND EXPRESSLY AND SPECIFICALLY DISCLAIMS (AND OWNER TRUSTEE AND BENEFICIARY EACH EXPRESSLY AND SPECIFICALLY WAIVES AND DISCLAIMS) ANY, REPRESENTATION, GUARANTEE, COVENANT, CONDITION OR WARRANTY OF ANY KIND RELATING TO THE AIRCRAFT, INCLUDING BUT NOT LIMITED TO THE AIRWORTHINESS AND/OR CONDITION OF THE AIRCRAFT, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, ARISING BY LAW OR OTHERWISE, IN CONTRACT OR IN TORT, INCLUDING WITHOUT LIMITATION, WARRANTIES WITH RESPECT TO THE AIRCRAFT'S AIRWORTHINESS, MERCHANTABILITY, QUALITY, FITNESS FOR ANY PARTICULAR USE, PURPOSE, DESIGN, CONDITION, VALUE, QUALITY, DURABILITY, OR AS TO THE ABSENCE OF LATENT, INHERENT OR OTHER DEFECTS (WHETHER OR NOT DISCOVERABLE) OR AS TO THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, DESIGN, COPYRIGHT OR OTHER PROPRIETARY RIGHT OR THOSE ARISING BY STATUTE OR OTHERWISE IN LAW FROM THE COURSE OF DEALING OR USAGE OF TRADE.

     Section 7 DELIVERY DATE.

     The Delivery Date for the Aircraft is, as of the date hereof, scheduled to occur on or about June 29, 2001 (the "SCHEDULED DELIVERY DATE"). The exact Delivery Date will be designated by Seller, and Seller will give notice thereof to Beneficiary, at least three (3) Business Days in advance thereof, PROVIDED that if Seller fails to give to Beneficiary notice required by this sentence at least three (3) Business Days prior to August 31, 2001, Beneficiary may, at its option, by written notice to Seller,

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terminate its commitment hereunder to purchase and lease the Aircraft with no liability whatsoever to Seller or Lessee or any other Person.

     Section 8 CONDITIONS PRECEDENT.

          (a) BENEFICIARY CONDITIONS. The obligation of Beneficiary and Owner Trustee to purchase the Aircraft from Aero at the Delivery Time is subject to the fulfillment to the reasonable satisfaction of Beneficiary and Owner Trustee, or waiver by Beneficiary and Owner Trustee, of the following conditions precedent on or prior to the Delivery Time:

          (i) all of the conditions precedent to obligations of Owner Trustee as lessor under the Lease shall have been fulfilled or waived in accordance with the terms thereof;

          (ii) the Owner Trustee shall have received (1) Assignment No. 1 duly executed and delivered by Seller and Aero and the Consent and Agreement thereto duly executed and delivered by Manufacturer; (2) Assignment No. 2 duly executed and delivered by Aero and the Consent and Agreement thereto duly executed and delivered by Manufacturer; and (3) the Engine Warranty Assignment and Consent duly executed and delivered by Seller, Lessee and the Engine Manufacturer;

          (iii) all representations and warranties of Seller set forth herein or in any of the documents delivered hereunder are true and accurate on and as of the Delivery Date as though made on and as of the Delivery Date (unless any such representation and warranty shall have been made with reference to a specified date, in which case such representation and warranty shall be true and accurate as of such specified date);

          (iv) the Aircraft shall be free and clear of Liens and Beneficiary and Owner Trustee shall have received a memorandum of Daugherty, Fowler, Peregrin & Haught ("SPECIAL FAA COUNSEL"), stating that there are no Liens of record noted in the records of the United States Federal Aviation Administration;

          (v) Manufacturer shall have executed and delivered the Residual Value Guarantee and the Deficiency Guarantee and there shall exist no condition precedent to any such agreement becoming effective pursuant to the terms thereof other than Delivery of the Aircraft;

          (vi) Seller shall have caused Aero to have delivered an original executed FAA Bill of Sale to LSC to be held in escrow pending receipt by the Seller of the Aircraft Price;

          (vii) Lessee shall have delivered the Lease and Lease Supplement No. 1 thereto, each duly executed and delivered by Lessee, to Special FAA Counsel to be held in escrow pending release thereof by Lessee and Owner Trustee at the Delivery Time in accordance with the terms of the Lease;

          (viii) no change shall have occurred subsequent to the execution of this Agreement and prior to the Delivery Date in any applicable Law or in the interpretation thereof that, in Beneficiary's reasonable opinion, would make it illegal for Beneficiary or Owner Trustee, or both, to perform any of their respective obligations under any of the Operative Documents;

          (ix) the Beneficiary shall have received a purchase agreement and lease in substantially the same form as this Agreement and the Lease for each of two other Embraer EMB

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     145LR aircraft (the "OTHER PURCHASE AGREEMENTS AND OTHER LEASES") duly executed and delivered by Seller and Lessee;

          (x) the Lessee shall have paid to the Owner Trustee the initial payment of Base Rent due under the Lease on the Delivery Date; and

          (xi) no Default or Event of Default shall have occurred and be continuing under (and as defined in) any Other Lease.

     (b) SELLER CONDITIONS. The obligation of Seller to sell the Aircraft to Owner Trustee at the Delivery Time is subject to the fulfillment to the reasonable satisfaction of Seller, or waiver by Seller, of the following conditions precedent:

          (i) the Seller shall have received the Aircraft Price;

          (ii) the Seller shall have received Assignment No. 1 duly executed and delivered by Aero and the Consent and Agreement thereto duly executed and delivered by Manufacturer;

          (iii) all of the conditions precedent to obligations of Lessee under the Lease shall have been fulfilled or waived in accordance with the terms thereof;

          (iv) all representations and warranties of Beneficiary, WFB and Owner Trustee set forth herein or in any of the documents delivered hereunder or under the Lease are true and accurate on and as of the Delivery Date as though made on and as of the Delivery Date (unless any such representation and warranty shall have been made with reference to a specified date, in which case such representation and warranty shall be true and accurate as of such specified date);

          (v) the Seller and Aero shall have received the Acceptance Certificate duly executed and delivered by Owner Trustee;

          (vi) Owner Trustee shall have executed and delivered an original application for registration of the Aircraft on FAA AC Form 8050-1 to Special FAA Counsel, with pink copy thereof delivered to the Lessee to be placed on board the Aircraft at the Delivery Time, each to be held in escrow pending a direction by Seller to LSC to release the Bills of Sale from escrow;

          (vii) Owner Trustee shall have delivered the Lease and the Trust Agreement, duly executed and delivered by Owner Trustee, to Special FAA Counsel to be held in escrow pending release thereof by Lessee and Owner Trustee at the Delivery Time in accordance with the terms of the Lease or the Trust Agreement, as the case may be;

          (viii) no change shall have occurred subsequent to the execution of this Agreement and prior to the Delivery Date in any applicable Law or in the interpretation thereof that, in Seller's reasonable opinion, would make it illegal for Seller to perform any of its obligations under any of the Operative Documents to which it is a party;

          (ix) Beneficiary shall have caused (1) an application for registration of the Aircraft on FAA Form 8050-1 with the original signature of Owner Trustee attached thereto and (2) a copy of the Lease and the Lease Supplement No. 1 thereto and the Trust Agreement with the original signature of Owner Trustee attached thereto to be delivered to Special FAA Counsel to be held in escrow pending a direction by Seller to Special FAA Counsel to release the Bills of Sale from escrow; and

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          (x) the Lessee shall have received the Other Purchase Agreements and
     Other Leases, duly executed and delivered by Beneficiary and Owner Trustee.

     Section 9 Representations and Warranties.

          (a) SELLER'S REPRESENTATIONS AND WARRANTIES. Seller hereby represents and warrants to the other Parties hereto, as of its execution of this Agreement and as of the Delivery Date, that:

          (i) Seller is a corporation duly organized and validly existing under the laws of the State of Delaware and has corporate power and authority to carry on its business as presently conducted, to own its properties and to execute and deliver, and to perform all of its obligations under this Agreement, Assignment No. 1 and the Engine Warranty Assignment and Consent (collectively, the "SELLER DOCUMENTS");

          (ii) The execution, delivery and performance by Seller of the Seller Documents have been duly authorized by all necessary corporate action, do not require any stockholder approval or approval of any trustee or holder of any indebtedness or obligations of Seller, and do not and will not contravene the certificate of incorporation, by-laws or other charter documents of Seller or any law, governmental rule, regulation, judgment or order binding on Seller or contravene or result in a breach of, or constitute a default under any indenture, mortgage, contract or other agreement to which Seller is a party or by which Seller or its properties may be bound or affected, except for any such conflicts, breaches or defaults which would not, individually or in the aggregate, have a material adverse effect on the ability of Seller to perform its obligations under the Seller Documents;

          (iii) Neither the execution and delivery by Seller of, nor the performance by Seller of its obligations under, any of the Seller Documents requires the consent or approval of, or the giving of notice to, or the registration with, or the taking of any other action in respect of any governmental entity having jurisdiction over Seller or any of its affiliates or properties, except for the filing with the FAA of the FAA Bill of Sale and such other registrations, applications and recordings referred to in the opinion of Special FAA Counsel to be rendered by Special FAA Counsel on the Delivery Date;

          (iv) Each of the Seller Documents has been duly executed and delivered by Seller and each of the Seller Documents constitutes the legal, valid and binding obligations of Seller, enforceable in accordance with their respective terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by such principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) as a court having jurisdiction may impose;

          (v) There are no pending or, to the best of Seller's knowledge, threatened actions or proceedings before any court, arbitrator or administrative agency that, if adversely determined, would have a material adverse effect on Seller's ability to perform its obligations under the Seller Documents;

          (vi) Seller is not in default in any material respect under the Manufacturer Purchase Agreement with respect to the Aircraft or the aircraft subject to the Other Purchase Agreements and Other Leases; and

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          (vii) as of the Delivery Date, the Aircraft shall not have been delivered by the Manufacturer to Aero more than fourteen (14) days prior to the Delivery Date.

          (b) BENEFICIARY'S REPRESENTATIONS AND WARRANTIES. Beneficiary hereby represents and warrants to the other Parties hereto, as of its execution of this Agreement and as of the Delivery Date, that:

          (i) Beneficiary is a corporation duly organized and validly existing under the laws of the State of New York and has corporate power and authority to carry on its business as presently conducted, to own its properties and to execute and deliver, and to perform all of its obligations under this Agreement and the other Operative Documents to which it is a party (collectively, the "BENEFICIARY DOCUMENTS");

          (ii) The execution, delivery and performance by Beneficiary of the Beneficiary Documents have been duly authorized by all necessary corporate action, do not require any stockholder approval or approval of any trustee or holder of any indebtedness or obligations of Beneficiary, and do not and will not contravene the articles of incorporation or by-laws of Beneficiary or any current law, governmental rule, regulation, judgment or order binding on Beneficiary or contravene or result in a breach of, or constitute a default under any indenture, mortgage, contract or other agreement to which Beneficiary is a party or by which Beneficiary or its properties may be bound or affected, except for any such conflicts, breaches or defaults which would not, individually or in the aggregate, have a material adverse effect on the ability of Beneficiary to perform its obligations under the Beneficiary Documents;

          (iii) Neither the execution and delivery by Beneficiary of, nor the performance by Beneficiary of its obligations under, the Beneficiary Documents requires the consent or approval of, or the giving of notice to, or the registration with, or the taking of any other action in respect of, any governmental entity having jurisdiction over Beneficiary or any of its affiliates or properties, except for the filing with the FAA of the Trust Agreement and such other registrations, applications and recordings referred to in the opinion of Special FAA Counsel to be rendered by Special FAA Counsel on the Delivery Date;

          (iv) Each of the Beneficiary Documents has been duly executed and delivered by Beneficiary and each of the Beneficiary Documents constitutes the legal, valid and binding obligations of Beneficiary, enforceable in accordance with their respective terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by such principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) as a court having jurisdiction may impose;

          (v) There are no pending, to the best of Beneficiary's knowledge, or threatened actions or proceedings before any court, arbitrator or administrative agency that, if adversely determined, would have a material adverse effect on Beneficiary's ability to perform its obligations under the Beneficiary Documents;

          (vi) The funds to be used by the Beneficiary to acquire its interest under this Agreement and the other Operative Documents do not constitute assets (within the meaning of ERISA and any applicable rules and regulations) of an ERISA Plan;

          (vii) The Beneficiary acknowledges that the Residual Value Guarantee and the Deficiency Guarantee (collectively, the "GUARANTEES") contain confidentiality provisions that

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     prohibit the Beneficiary and Manufacturer from disclosing the Guarantees and the terms thereof to the Lessee, Seller and Owner Trustee without the consent of the other party, that the Beneficiary has made no such disclosure other than in clauses (vii), (viii) and (ix) of this Section 9(b) (which disclosure the Manufacturer has consented to), that the Manufacturer has not sought the consent of the Beneficiary to disclose any terms of the Guarantees to the Lessee, Seller and Owner Trustee and, to the knowledge of the Beneficiary, the Manufacturer has not made any such disclosure;

          (viii) The Beneficiary has not granted any right to the Manufacturer under the Guarantees which is inconsistent with the rights of the Lessee under the Operative Documents; and

          (ix) The amount guaranteed by the Manufacturer under the Residual Value Guarantee is the Guaranteed Amount.

          (x) The Beneficiary has not entered into any agreements with the Manufacturer or any Person with respect to the transactions contemplated by this Agreement and the Operative Documents other than the Beneficiary Documents and the Guarantees.

          (c) OWNER TRUSTEE'S REPRESENTATIONS AND WARRANTIES. WFB, in its individual capacity, and Owner Trustee, each as to itself only, hereby represents and warrants to each of the other Parties hereto that:

          (i) WFB is a national banking association duly organized and existing under the laws of the United States of America and has the power and authority to carry on its business as presently conducted and to perform its respective obligations as lessor under this Agreement, the Trust Agreement, the Lease, Assignment No. 2, the Engine Warranty Assignment and Consent, the Acceptance Certificate and the application for registration of the Aircraft on FAA AC Form 8050-1 and the other Operative Documents to which it is a party (collectively, the "OWNER TRUSTEE DOCUMENTS"), whether in its individual capacity or as Owner Trustee;

          (ii) The execution, delivery and performance by Owner Trustee of the Owner Trustee Documents have been duly authorized by all necessary trust action on the part of WFB, do not require any approval of the shareholders of WFB (or if such approval is required, such approval has been obtained) or approval of any trustee or holder of any indebtedness or obligations of WFB or Owner Trustee, and do not and will not contravene the charter or by-laws of WFB or any current law, governmental rule, regulation, judgment or order binding on WFB or Owner Trustee or contravene or result in a breach of, or constitute a default under any indenture, mortgage, contract or other agreement to which WFB or Owner Trustee is a party or by which WFB or Owner Trustee or the property of either of them may be bound or affected;

          (iii) Neither the execution and delivery by Owner Trustee of, nor the performance by WFB or Owner Trustee of their respective obligations under, the Owner Trustee Documents requires the consent or approval of, or the giving of notice to, or the registration with, or the taking of any other action in respect of, any governmental entity having jurisdiction over WFB, Owner Trustee or any of their respective affiliates or properties, except for the filing with the FAA of the Trust Agreement, the application for registration of the Aircraft on FAA AC Form 8050-1 and such other registrations, applications and recordings referred to in the opinion of Special FAA Counsel to be rendered by Special FAA Counsel on the Delivery Date;

          (iv) Each of the Owner Trustee Documents has been duly executed and delivered by Owner Trustee and each of the Owner Trustee Documents constitutes the legal, valid and binding

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     obligations of Owner Trustee, enforceable in accordance with their respective terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by such principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) as a court having jurisdiction may impose;

          (v) There are no pending, to the best knowledge of WFB or Owner Trustee, or threatened actions or proceedings before any court, arbitrator or administrative agency that, if adversely determined, would have a material adverse effect on Owner Trustee's ability to perform its obligations under the Owner Trustee Documents.

          (d) LESSEE'S REPRESENTATIONS AND WARRANTIES. Lessee hereby represents and warrants to each of the other Parties hereto that that each of its warranties and representations contained in Section 5.01 of the Lease are true and accurate as of its execution of this Agreement and as of the Delivery Date (unless any such representation and warranty shall have been made with reference to a specified date, in which case such representation and warranty shall be true and accurate as of such specified date).

          (e) SURVIVAL. The representations and warranties of the Parties provided for in this Section 9 and in any other Operative Documents shall survive the Delivery of the Aircraft and the expiration or other termination of this Agreement and the other Operative Documents.

     Section 10 FURTHER COVENANTS.

          (a) FURTHER ASSURANCES. Each Party will promptly and duly execute and deliver, or cause to be executed or delivered, to any other Party hereto (at Seller's sole cost and expense except as may be otherwise expressly provided herein) all and every document, agreements, certificates, instruments and any other documents as the requesting Party or its counsel may reasonably request in order to effect, perfect or confirm the consummation of the transactions contemplated by this Agreement, the other Operative Documents, the agreements, instruments and documents delivered or to be delivered hereunder or thereunder, the taking of all necessary proceedings in connection herewith or therewith and compliance with the conditions here or therein set forth.

          (b) BENEFICIARY COVENANTS.

          (i) QUIET ENJOYMENT. Beneficiary covenants that so long as no Event of Default shall have occurred and be continuing, it will not, and it will not permit any mortgagee or any other Person acting by or through Beneficiary or Lessor (including any Financing Party) to take or cause or permit to be taken any action contrary to Lessee's right to the quiet use and enjoyment of the Aircraft during the Term, in accordance with the terms of the Lease.

          (ii) LESSOR'S LIENS. The Beneficiary agrees with and for the benefit of the Lessee and the Owner Trustee that the Beneficiary will, at its own cost and expense, take such action as may be necessary to duly discharge and satisfy in full, promptly after the same first becomes known to the Beneficiary, any Lessor's Lien (other than any Lien arising pursuant to a Financing) attributable to the Beneficiary (or an Affiliate thereof), PROVIDED, HOWEVER, that the Beneficiary shall not be required to discharge or satisfy such Lessor's Lien which is being contested by the Beneficiary in good faith and by appropriate proceedings so long as such proceedings do not involve any material risk of the sale, forfeiture or loss of the Aircraft or the Trust Estate or any interest in any thereof.

          (iii) AIRCRAFT REGISTRATION. Beneficiary agrees that if at any time on or after the Delivery Date the Aircraft shall or would become ineligible for registration in the name of the Owner Trustee at the FAA (such eligibility to be determined without regard to any provision of law that permits the U.S. registration of the Aircraft by restricting where it is based or used), then the Beneficiary shall give notice thereof to the Lessee and the Owner Trustee and shall (at its own expense and without any reimbursement or indemnification from the Lessee) within a reasonable period after its obtaining actual knowledge that the Aircraft is ineligible for its then-current U.S. registration (and in any event within a period of 10 days thereafter) (x) effect a voting trust or similar arrangement reasonably acceptable to Lessee that permits the continued registration of the Aircraft in the name of the Owner Trustee at the FAA or (y) transfer in accordance with the terms of the Agreement, the Lease and the Trust Agreement all its rights, title and interest in and to the Trust Agreement and the other Operative Documents. Each Party hereto agrees, upon the request and at the sole expense of the Beneficiary, to cooperate with the Beneficiary in complying with its obligations under the provisions of this Section 10(b)(i), but without any obligation on the part of such other Party to take any action believed by it in good faith to be unreasonably burdensome to such Party or materially adverse to its business interests.

          (iv) COMPLIANCE WITH TRUST AGREEMENT. Beneficiary further agrees with the Lessee that so long as the Lease and the Trust Agreement are in effect it will (I) comply with all of the terms of the Trust Agreement applicable to it noncompliance with which would materially adversely affect the Lessee and (II) not take any action, or cause any action to be taken, to amend, modify or supplement any other provision of the Trust Agreement in a manner that would materially adversely affect the Seller without the prior written consent of the Lessee. Notwithstanding anything else to the contrary in the Trust Agreement, so long as the Lease remains in effect, the Beneficiary agrees not to terminate or revoke the trust created by the Trust Agreement without the consent of the Lessee.

          (v) ASSIGNMENT OF INTERESTS IN TRUST ESTATE. Beneficiary may assign all of, or an undivided interest in, its rights and obligations hereunder, under the other Operative Documents, and in the Trust Estate, to any Permitted Transferee (PROVIDED that there shall be no more than two holders of the interests in the Trust Estate at any time), upon

          (A) the execution and delivery by such Permitted Transferee of an agreement substantially in the form of Exhibit E-1 hereto or in such other form that is reasonably satisfactory in form and substance to Lessee and that includes the covenants, representations and warranties of the Permitted Transferee that are in the form of agreement attached as Exhibit E-1 and in which the Permitted Transferee unconditionally and irrevocably assumes the duties and obligations of the transferring Beneficiary under the Operative Documents with respect to the interest being transferred;

          (B) if and to the extent required by the definition of Permitted Transferee, the execution and delivery to Lessee and Owner Trustee of a Beneficiary Guaranty; and

          (C) delivery to the Lessee of an opinion of counsel (reasonably satisfactory to Lessee, which may be in-house counsel), in form and substance reasonably satisfactory to Lessee with respect to the due authorization, execution, delivery and enforceability of such agreement (and the Beneficiary Guaranty, if any) and the absence of any conflicts with or violations of any applicable Law (including any securities laws in respect of such transfer).

Upon (but only upon) any such transfer in accordance with the foregoing, the duties and obligations of the Beneficiary arising from and after the date of such transfer hereunder and under the other Operative

Documents shall terminate to the extent of the interest being transferred to and assumed by the Permitted Transferee, who shall become a Beneficiary hereunder to such extent. No such assignment shall increase the expenses or indemnity obligations of Lessee hereunder or under any Operative Document (including, without limitation, under Article XIV or Article XV of the Lease or under the Tax Indemnity Agreement) or shall impair the registration of the Aircraft with the FAA or the eligibility of the Owner Trustee to qualify as registered owner of the Aircraft with the FAA, and the transferring Beneficiary shall provide such information as Lessee may reasonably request to determine whether the requirements of this sentence are satisfied. No transfer by a Beneficiary under this Section 10(b)(v) shall release such Beneficiary from any obligations to other Parties hereto theretofore accrued or in respect of acts or omissions theretofore occurring or with respect to any interest not being transferred. The transferring Beneficiary shall be responsible for all costs and expenses of any transfer pursuant to this Section 10(b)(v) (including, but not limited to, reasonable fees and expenses of counsel for Lessee and Owner Trustee). A "Permitted Transferee" (1) shall be (x) a bank, savings institution, finance company, leasing company or trust company, national banking association acting for its own account or in a fiduciary capacity as trustee or agent under any pension, retirement, profit sharing or similar trust or fund, insurance company, financial institution, fraternal benefit society or a corporation acting for its own account having a combined capital and surplus (or, if applicable, consolidated net worth or its equivalent) of not less than $25,000,000, (y) a subsidiary of any Person described in clause (x) where such Person provides a guaranty of the obligations of such subsidiary substantially in the form attached as Exhibit E-2 or in such other form that is reasonably satisfactory in form and substance to Lessee and Owner Trustee (a "BENEFICIARY GUARANTY"), or
(z) an Affiliate of the transferring Beneficiary, so long as such Affiliate has a combined capital and surplus (or, if applicable, consolidated net worth or its equivalent) of not less than $25,000,000 (unless the Beneficiary remains liable for the obligations of such Affiliate under the Operative Documents, in which case there shall be no such net worth requirement), (2) shall be reasonably experienced in equipment leasing and financing transactions; and (3) shall not be (x) an airline or other Person engaged in air transportation or a competitor of Lessee in the business of air transportation or any Affiliate thereof, (y) a party adverse to the Lessee or any Affiliate of the Lessee in any pending litigation or arbitration (whether as plaintiff or defendant) or (z) a Person that has overtly threatened to initiate any such litigation or arbitration against Lessee or any Affiliate of Lessee.

          (vi) ASSIGNMENT OF RIGHTS BY BENEFICIARY AND OWNER TRUSTEE. Notwithstanding anything to the contrary contained herein or in any other Operative Document, on or prior to the Delivery Date, upon notice to the Seller, each of the Owner Trustee's and Beneficiary's rights (but not any of their respective obligations other than the obligation to pay Aircraft Price) under this Agreement to acquire the Aircraft shall be freely assignable in connection with a like-kind exchange under Section 1031 of the Code, PROVIDED that on or prior to the Delivery Date the Owner Trustee and the Beneficiary shall have reacquired all such rights which have been so assigned.

          (vii) ACTIONS WITH RESPECT TO TRUST ESTATE, ETC. The Beneficiary agrees that it will not take any action to subject the Trust Estate or the trust established by the Trust Agreement, as debtor, to the reorganization or liquidation provisions of the Bankruptcy Code or any other applicable bankruptcy or insolvency statute.

          (viii) CONSENT TO OTHER OPERATIVE DOCUMENTS. The Beneficiary hereby consents in all respects to the execution and delivery of the Lease and the other Operative Documents and hereby agrees to follow the provisions thereof which by their terms are applicable to it.

          (ix) GUARANTEES. The Beneficiary agrees for the benefit of the Lessee that it will not make or consent to any change to the Guarantees that would make the representation in Section 9(b)(viii) incorrect at the time of such change or that would increase the Guaranteed Amount and the Beneficiary agrees to provide notice to the Lessee of any decrease in the Guaranteed Amount and the amount of such decrease.

     (e) SURVIVAL. The obligations of the Parties under this Section 10 shall survive the Delivery of the Aircraft.

     Section 11 CONCERNING OWNER TRUSTEE.

     It is understood and agreed that, except as otherwise expressly provided herein or in the Trust Agreement or any other Operative Document, WFB is entering into this Agreement solely in its capacity as trustee as provided in the Trust Agreement and not in its individual capacity and in no case whatsoever will WFB be liable or accountable in its individual capacity for any of the statements, representations, warranties, agreements or obligations of Lessor hereunder, or for any loss in respect thereof, as to all of which all interested parties agree to look solely to the Trust Estate; provided that nothing in this
Section 11 shall be deemed to limit in scope or substance the personal liability of WFB (a) to Beneficiary as expressly set forth in the Trust Agreement, (b) in respect of the representations, warranties and agreements of WFB expressly made in its individual capacity herein or in any other Operative Document to which it is a party, (c) for the consequences of its own gross negligence, willful misconduct and, in receiving, handling or remitting of funds only, its willful misconduct or simple negligence as a trustee, (d) in respect of Lessor's Liens attributable to it in its individual capacity, and (e) taxes, fees or other charges on, or based on, or measured by, any fees, commissions or compensation received by it in connection with the transactions contemplated by the Operative Documents.

     Section 12 MISCELLANEOUS.

          (a) NOTICES AND REQUESTS. Any report, notice, request, demand or other communication to or upon the Parties hereto under this Agreement shall (i) be in the English language and in writing; (ii) be deemed to have been duly delivered to a party if it is (1) left at the address of that party specified below or at such other address as that party may notify to the other party from time to time, (2) sent by courier to that party at that address, or (3) sent by facsimile to the facsimile number of that party specified below or to such other number as that party may notify the other party from time to time; (iii) signed on behalf of the party giving, serving or making the same by any attorney, director, officer, secretary, partner, agent or other duly authorized representative of such party; and (iv) be effective (a) in the case of a letter or delivery by courier, when left at the address referred to above; or (b) in the case of a facsimile transmission, when receipt is confirmed by return facsimile or by telephone or on actual receipt if not so confirmed.

     For the purposes of this Agreement, all reports, notices, requests, demands or other communications shall be given or made by being addressed as follows:

          If to the Seller:

                      Solitair Corp.
                      c/o Wexford Capital LLC
                      411 West Putnam Avenue
                      Greenwich, Connecticut  06830
                      Attention: President
                      Telephone:  203-862-7000
                      Facsimile:  203-862-7490

          If to Beneficiary:

                    Mitsui & Co. (U.S.A.), Inc.
                    200 Park Avenue
                    New York, NY  10166
                    Tel:    (212) 878-4314
                    Fax:    (212) 878-0979
                    Attn:  General Manager, Aerospace, Marine and Motor Vehicles

          If to WFB or Owner Trustee:

                    Wells Fargo Bank Northwest, National Association 79 South Main Street, Suite 300
                    Salt Lake City, Utah  84111
                    Attention:  Corporate Trust Department
                    Telephone:  801-246-5826
                    Facsimile:  801-246-5053

          If to Lessee:

                    Chautauqua Airlines, Inc.
                    2500 S. High School Road
                    Indianapolis, Indiana  46241
                    Tel:    (317) 484-6047
                    Fax:    (317) 484-6060
                    Attn:   President

          with a copy to:

                    Wexford Capital LLC
                    411 West Putnam Avenue
                    Greenwich, Connecticut 06830
                    Tel:    (203) 862-7000
                    Fax:    (203) 862-7490
                    Attn:   President

PROVIDED, that any report, notice, request, demand or other communication delivered to Lessee in accordance with this Section 12(a) shall be effective as to Lessee without regard to whether such report, notice, request, demand or other communication has been delivered to Wexford Capital LLC

          (b) GOVERNING LAW; JURISDICTION.

          (i) THIS AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          (ii) The Parties hereto each hereby irrevocably consents that any legal action or proceeding against it or any of its assets arising out of or relating to this Agreement or any other Operative Document may be brought in any jurisdiction where it or any of its assets may be found, in the courts of the State of New York located in the County of New York, New York, and in the Federal courts sitting in the Southern District of New York, as the Party bringing such action or proceeding may elect, and by execution and delivery of this Agreement each of the Parties hereto hereby irrevocably submits to and accepts with regard to any such action or proceeding, for itself and in respect of its assets, generally and unconditionally, the jurisdiction of the aforesaid courts and irrevocably agrees to be bound by any judgment rendered thereby. Nothing herein shall prevent any Party from bringing any legal action or proceeding or obtaining execution of judgment in any other appropriate jurisdiction. The Parties hereto further agree that a final judgment in any action or proceeding arising out of or relating to this Agreement or any other Operative Document shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and the amount of the indebtedness or liability therein described, or in any other manner provided by law. Each of the Parties hereto hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Operative Document brought in any court in or of New York, New York, and hereby further irrevocably waives any claim that any such suit, action or proceeding in New York, New York has been brought in an inconvenient forum.

          (iii) Each Party hereto hereby irrevocably consents to the service by certified mail at its address set forth in Section 12(a) of any summons and complaint and any other process which may be served in any action or proceeding arising out of or relating to this Agreement or any other Operative Document. Notwithstanding the foregoing, nothing herein shall affect the rights of either Party to serve process in any other manner permitted by law.

          (iv) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER OPERATIVE DOCUMENT. Each Party hereto (a) certifies that no representative, agent or attorney of any other Party has represented, expressly or otherwise, that such other Party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other Parties hereto have been induced to enter into this Agreement and the other transaction documents, as applicable, by, among other things, the mutual waivers and certifications in this section.

          (c) [RESERVED.]

          (d) ASSIGNMENTS. Except as otherwise expressly provided herein or in any other Operative Document, this Agreement shall not be assignable by any Party without the consent of the other Parties; PROVIDED, HOWEVER, that the Beneficiary may assign its rights and obligations in and under this Agreement without the consent of the Seller or Lessee in connection with the sale of all or a portion of the Beneficiary's interests in the Trust Estate, the Aircraft and Lease as provided in Section 10(b)(v) hereof and may assign its rights, but not its obligations as provided in Section 10(b)(vi) hereof. This Agreement, and the rights and obligations of the Parties hereunder, shall be binding upon and inure to the benefit of each of the Parties, their respective successors and permitted assigns.

          (e) TRANSACTION COSTS. Beneficiary shall be responsible for and shall pay and reimburse the Parties for all reasonable out of pocket costs and expenses of the Parties (other than costs and expenses relating to the Owner Trustee specified in the next succeeding sentence), including the costs and expenses of counsel, LSC, Special FAA counsel (other than costs and expenses of Special FAA Counsel referred in the next succeeding sentence) and Pinheiro Neto, special Brazilian counsel, and the fee of Lessee's advisor (not to exceed 0.5% of the Aircraft Price), in each case incurred in connection with the preparation, negotiation and delivery of this Agreement and any other documents, agreements or instruments delivered in connection herewith up to a maximum amount in the aggregate of [*], and Lessee shall be responsible for and shall pay or reimburse Beneficiary for all such costs and expenses in excess of the aggregate amount of [*]. Lessee also shall be responsible for and shall pay or reimburse all costs and expenses relating to the Owner Trustee, including the annual fees and expenses of the Owner Trustee and the costs and expenses of Special FAA Counsel in qualifying the Trust Agreement with the FAA. All such costs and expenses of the parties to the transaction other than the Parties shall be evidenced by appropriate original bills or invoices, which shall be reasonably satisfactory in form and amount to the Beneficiary and, with respect to any amounts payable by Lessee, the Lessee.

          (f) NO WAIVER. The failure of any Party to enforce at any time any of the provisions of this Agreement or any document, agreement or instrument delivered hereunder, or to require at any time the performance by the other Party of any of the provisions hereof or thereof, shall in no way be construed to be a waiver of such provisions, nor in any way affect the validity of this Agreement or such document, agreement or instrument or any part thereof, or the right of such Party thereafter to enforce each and every such provision. The express waiver by any Party of any provision, condition or requirement of this Agreement or any document, agreement or instrument delivered hereunder shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

          (g) SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction. To the extent permitted by law, each of the Parties hereto hereby waives any provisions of law which renders any provisions hereof prohibited or unenforceable in any respect.

          (h) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (i) ENTIRE AGREEMENT; MODIFICATION OR REVISION. This Agreement and the other Operative Documents are, collectively, intended to be a complete and exclusive statement of the terms of the agreement of the Parties and this Agreement and the other Operative Documents supersede any prior or contemporaneous agreements, whether oral or in writing in relation to the transactions contemplated herein. None of this Agreement, any other Operative Document or any term hereof or thereof may be modified or waived except by an agreement in writing signed by the Parties.

          (j) HEADINGS. The headings of the Sections in this Agreement are inserted for convenience of reference only, and are not deemed to be part of this Agreement shall not in any way affect the interpretation thereof.

          (k) NO BROKER.

               (i) Seller hereby represents and warrants that it has not paid, agreed to pay or caused to be paid directly or indirectly in any form, to any Person, other than Seabury Securities LLC, any commission, percentage, contingent fee, brokerage or other similar payments of any kind, in connection with the establishment or operation of this Agreement.

               (ii) Beneficiary and Owner Trustee each hereby represents and warrants that it has not paid, agreed to pay or caused to be paid directly or indirectly in any form, to any Person, other than Tombo Aviation Inc., any commission, percentage, contingent fee,

----------
* Confidential
          brokerage or other similar payments of any kind, in connection with the establishment or operation of this Agreement.

          (l) CONFIDENTIALITY. The Parties agree to keep the following information confidential: the Aircraft Price, Assignment No.1, Assignment No. 2 and the terms of the warranties relating to the Airframe, the Engine Warranty Assignment and Consent and the terms of the warranties relating to the Engines and such other information as any Party shall identify in writing to the other Parties as confidential information. This confidentiality obligation shall survive the termination of the Lease for a period of one year following such termination, except that if the Lease shall have been terminated following an Event of Default, Lessor and Beneficiary shall have the right to disclose such information as may be necessary in order to remarket the Aircraft and/or to enforce any remedy that may be available to it. Notwithstanding the foregoing, this Agreement, the other Operative Documents and all information supplied by either of the Parties hereunder or thereunder may be disclosed by any of the other Parties (1) as may be required by Law or by any court or administrative order, (2) to the extent that the substance hereof or thereof becomes public knowledge through no fault or negligence of such other party, (3) to such Party's professional advisers and to the Manufacturer and Engine Manufacturer, and (4) to any subsequent potential transferees of the Aircraft, the Trust Estate or an interest therein or the Beneficial Interest or to a Financing Party; PROVIDED that any such Person agrees to be bound by this Section 12(l).

                      [signature page immediately follows]

     IN WITNESS WHEREOF, the Parties hereto have duly executed this Aircraft Purchase Agreement [N288SK] as of the day and year first above written.

                                       SOLITAIR CORP.

                                       By: /s/ Doug Lambert
                                           -------------------------------------
                                         Name: Doug Lambert
                                         Title: Vice President


                                       CHAUTAUQUA AIRLINES, INC.

                                       By: /s/ Robert H. Cooper
                                           -------------------------------------
                                         Name: Robert H. Cooper
                                         Title: Vice President


                                       MITSUI & CO. (U.S.A.), INC.

                                       By: /s/ Kazuki Okamura
                                           -------------------------------------
                                         Name: Kazuki Okamura
                                         Title: General Manager


                                       WELLS FARGO BANK NORTHWEST, NATIONAL
                                       ASSOCIATION, not in its individual
                                       capacity, but solely as Owner Trustee

                                       By: /s/ Brett R. King
                                           -------------------------------------
                                         Name: Brett R. King
                                         Title: Vice President

                                                                       EXHIBIT A
                                                           TO PURCHASE AGREEMENT

                              FORM OF BILL OF SALE

KNOW ALL MEN BY THESE PRESENT THAT AERO LTD., a Cayman Islands corporation ("AERO"), whose address is [____________________], is the owner of good and marketable title to that certain EMB-145 LR Aircraft bearing Manufacturer's Serial No. [____], with two Rolls Royce Allison AE3007A1P engines bearing manufacturer's serial numbers CAE [_____] and CAE [____], with all appliances, parts, instruments, appurtenances, accessories, furnishings and/or other equipment or property incorporated in or installed on or attached to said aircraft, not including the galley equipment, serving equipment or emergency medical equipment (hereinafter collectively referred to as the "AIRCRAFT") purchased by WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as trustee under a Trust Agreement dated as of June 5, 2001 between itself and MITSUI & CO. (U.S.A.), INC., a corporation organized and existing under the laws of the State of New York, with its principal place of business at 200 Park Avenue, New York, New York 10166 (the "PURCHASER"), under the Aircraft Purchase Agreement [N288SK], dated as of June 5, 2001, including Attachments, Exhibits, Letters, Amendments and Agreements by and between AERO and PURCHASER.

THAT for and in consideration of the sum of US$10.00) and other valuable consideration, receipt of which is hereby acknowledged, AERO does this ___ day of _____, 2001, grant, convey, transfer bargain and sell, deliver and set over to PURCHASER and unto its successors and assigns forever, all of AERO's right, title and interest in and to the Aircraft.

THAT AERO hereby represents and warrants to PURCHASER, its successors and assigns:

(i) that AERO has good and marketable title to the Aircraft and the good and lawful right to the Aircraft and the good and lawful right to sell the same; and
(ii) that good and marketable title to the Aircraft is hereby duly vested in PURCHASER free and clear of all claims, liens, encumbrances and rights of others of any nature. AERO hereby covenants and agrees to defend such title forever against all claims and demands whatsoever.

This Full Warranty Bill of Sale is governed by the laws of the state of New York, United States of America.

IN WITNESS WHEREOF, AERO has caused this instrument to be executed and delivered by its duly authorized officer and attorney in fact.

Date as of __________, __, 2001.

AERO LTD.

By:
    -----------------------------
   Name:
   Title:

By:
    -----------------------------
   Name:
   Title:

                                                                      EXHIBIT B
                                                           TO PURCHASE AGREEMENT

                         FORM OF ACCEPTANCE CERTIFICATE

     This undersigned WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as trustee under a Trust Agreement, dated as of June 5, 2001 (the "TRUST AGREEMENT"), between MITSUI & CO. (U.S.A.), INC. and itself (the "PURCHASER"), hereby indicates and confirms to SOLITAIR CORP. (the "SELLER") and AERO LTD. ("AERO") and their respective successors and assigns that PURCHASER has at _____________a.m./p.m. (New York time) on this ______ day of June, 2001 (the "DELIVERY TIME"), and at the city of Sao Jose dos Campos, Sao Paulo, Brazil, accepted the following Aircraft, "as is, where is" in accordance with the provisions of the Aircraft Purchase Agreement, dated as of June 5, 2001, among PURCHASER, SELLER and Mitsui & Co. (U.S.A.), Inc., and does hereby consider it duly transferred to the ownership of PURCHASER, which from the Delivery Time on assumes the full responsibility for any and all damages and risks that may arise out of its ownership and operation:

     One EMB-145 LR Aircraft bearing Manufacturer's Serial No. 145461, with two Rolls Royce Allison AE3007A1P engines bearing manufacturer's serial numbers CAE 311866 and CAE 311867, with all appliances, parts, instruments, appurtenances, accessories, furnishings and/or other equipment or property incorporated in or installed on or attached to said aircraft (not including the galley equipment, serving equipment or emergency medical equipment),

     IN WITNESS WHEREOF, PURCHASER has caused this Acceptance Certificate to be executed in its name, by its duly authorized officers) or representative(s), pursuant to due corporate authority, this ___________ day of June. 2001.

                                       WELLS FARGO BANK NORTHWEST, NATIONAL
                                       ASSOCIATION, not in its individual
                                       capacity, but solely as trustee under the Trust Agreement

                                       By:
                                           -------------------------------------
                                          Name:
                                          Title:

                                                                     EXHIBIT A-2
     Section 1. GENERAL CONDITIONS.

     "APPRAISAL PROCEDURE" means, if (x) the Beneficiary does not provide a Residual Notice to the Lessee as provided in Section 3(e) by the one hundred eightieth (180th) day prior to the Expiration Date (it being agreed that, if such Residual Notice is so given, the RVG Appraisal Procedure in Exhibit D-2 shall be used to determine Fair Market Sales Value, except as set forth in the last proviso to this sentence), and (y) the Lessor and the Lessee shall not have agreed on the Fair Market Sale Value of the Aircraft within thirty (30) days after Lessee gives notice pursuant to Section 3(c) that it is exercising its FMV Option, then Fair Market Sale Value shall be as specified in an appraisal prepared and delivered in New York City and mutually agreed to by two recognized independent aircraft appraisers, one of which shall be appointed by the Lessor and the other of which shall be appointed by the Lessee, in each case promptly after such one hundred eightieth (180th) day, or, if such appraisers cannot agree on such appraisal, an appraisal arrived at by a third independent recognized appraiser chosen by the mutual consent of the two aircraft appraisers, PROVIDED that if either party should fail to appoint an appraiser within fifteen (15) days of receiving notice of the appointment of an appraiser by the other party, then such appraisal shall be made by the appraiser appointed by the first party, and PROVIDED FURTHER, that if the two appraisers cannot agree on such appraisal and fail to appoint a third independent recognized aircraft appraiser within fifteen (15) days after the appointment of the second appraiser, then either party may apply to the American Arbitration Association to make such appointment, and PROVIDED FURTHER that the appraisal shall be completed within thirty (30) days of the appointment of the last appraiser so appointed, and PROVIDED FURTHER that, for purposes of Section 17.02 of the Lease, any determination of Fair Market Sales Value or Fair Market Rental Value pursuant to Section 17.02 of the Lease shall be made by a single recognized independent aircraft appraiser selected by Lessor and the costs and expenses associated therewith shall be borne by Lessee..

     Each appraiser appointed pursuant to any of the foregoing procedures must be associated with a professional organization of aircraft appraisers and the appraised fair market sales values shall be determined by the appraisers pursuant to ISTAT 1994 appraisal methods, definitions and assumptions (or any successor thereto). Each of the Lessor and Lessee agrees to promptly provide the other Party with copies of any reports received by it from any appraiser hired by it in connection with the appraisal procedures described above. Except as otherwise expressly provided in the Lease and in the last proviso of the first paragraph of this definition of Appraisal Procedure, all appraisal costs will be shared equally by the Lessor and the Lessee; provided that if the Lessee elects not to renew the Lease or purchase the Aircraft following the conclusion of such appraisal, the Lessee shall pay all such appraisal costs.

     "ASSUMED TRANSACTION COSTS" means [*]

     "BASIC RENT" means the amount payable on each Rent Payment Date as set forth in Schedule BR1, as adjusted pursuant to Section 4.01) of the Lease, PROVIDED that each such amount shall be allocated among the Rental Periods as set forth in Schedule BR2, as adjusted pursuant to Section 4.01 of the Lease.

     "EARLY PURCHASE OPTION" means the purchase option exercisable by Lessee on the Early Purchase Date.

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     "DEFICIENCY GUARANTEE" means the Deficiency Guarantee Agreement, dated June
5, 2001, between the Manufacturer and Beneficiary.

     "FAIR MARKET RENTAL VALUE" means in respect of the Aircraft at any time, the aggregate base rentals (which shall in no event be less than zero) which would be payable in an arm's-length transaction for cash under a lease of the Aircraft on an "as is", "where is" basis and otherwise on terms substantially identical (except for Basic Rent and Term) to the terms of this Lease for such period of time as such Fair Market Rental Value is to be determined between a willing lessor and a willing lessee both with full knowledge of the relevant facts, including the actual condition and maintenance status of the Aircraft at such time, and neither under any compulsion to enter into the transaction.

     "FAIR MARKET SALE VALUE" means in respect of the Aircraft, if the Beneficiary does not provide a Residual Notice to the Lessee as provided in
Section 3(e), an amount equal to the fair market sales value (which shall in no event be less than zero) which would be obtained in an arms' length retail transaction for a sale of the Aircraft, between an informed and willing buyer (other than a lessee currently in possession or a used equipment dealer) and an informed and willing seller, neither under any compulsion to buy or sell. In determining Fair Market Sale Value by appraisal or otherwise, it will be assumed that the Aircraft is in the condition, location and overhaul status in which it is required to be returned to the Lessor pursuant to Article XVIII of the Lease (without any allowance which may otherwise be permitted by Section 6 of EXHIBIT D-1), that the Lessee has removed all Parts which it is entitled to remove pursuant to Article IX of the Lease and that the Aircraft is not encumbered by the Lease, PROVIDED that if an Event of Default has occurred, then for purposes of Section 17.02 of the Lease, the Fair Market Sales Value of the Aircraft, the Airframe or any Engine shall be determined on an "as is, where is" basis and shall take into account customary brokerage and other out-of-pocket fees and expenses which typically would be incurred in connection with a sale of the Aircraft, the Airframe or any Engine. If the Beneficiary provides a Residual Notice as provided in Section 3(e), the definition of Fair Market Sale Value will be determined as provided in the definition of RVG Appraisal Procedure.

     "FMV OPTION" means the purchase option exercisable by the Lessee on the Expiry Date.

     "GUARANTEED AMOUNT" means [*].

     "MAINTENANCE PROGRAM" means the Lessee's maintenance program, as such program may be from time to time amended and supplemented by Lessee and which
(i) shall have been approved by the FAA ) and be in compliance with Part 121 of the Federal Aviation Regulations (as set forth in Title 14 of the U.S. Code of Federal Regulations), (ii) shall fully comply with the requirements of the FAA for the EMB-145 and Rolls-Royce Allison AE3007-A1P aero engines (or an improved model, as the case may be) installed thereon, and (iii) shall incorporate the requirements of the EMB-145 Scheduled Maintenance Requirements Document Part 1 ("SMRD"), the Aircraft Maintenance Manual ("AMM"), the Structural Repair Manual ("SRM"), the Corrosion Prevention and Correction Program ("CPCP") and the Original Equipment Manufacturers' ("OEMS") maintenance manuals, (all of the foregoing as from time to time amended or supplemented), the Service Newsletters and the service bulletins issued by the Manufacturer and all OEMs, provided, however, that when the Aircraft is subject to a Sublease, "Maintenance Program" shall mean any maintenance program approved by the relevant Aeronautical Authority for the Aircraft, Airframe and engines, as applicable, but only to the extent provided in the Sublease. .

     "MINIMUM LIABILITY AMOUNT" means [*].

     "NET ECONOMIC RETURN" means the Beneficiary's nominal after-tax book yield (utilizing the multiple investment sinking fund method of analysis), computed through the Early Purchase Date and the Expiry Date on the basis of the same methodology, constraints and assumptions as were utilized by the

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initial Beneficiary in determining Basic Rent and Stipulated Loss Values as of the Delivery Date; provided that, if the initial Beneficiary shall have transferred all or any portion of its interest, Net Economic Return shall be calculated as if the initial Beneficiary had retained its interest .

     "LEASE [N287SK]" means Aircraft Lease Agreement [N287SK], dated as of June 5, 2001 between an Other Lessor and Lessee.

     "LEASE [N288SK]"means Aircraft Lease Agreement [N288SK], dated as of June 5, 2001 between an Other Lessor and Lessee.

     "PBH AGREEMENT" has the meaning assigned in Exhibit D-1 or Exhibit D-2, as applicable.

     "PURCHASE PRICE" means, in the case of the Early Purchase Option, the higher of [*] and Stipulated Loss Value as listed in the column headed "Stipulated Loss Value" in Schedule SLV on the Early Purchase Date, and in the case of the FMV Purchase Option, the Fair Market Sale Value of the Aircraft as of the Expiry Date.

     "RESIDUAL VALUE GUARANTEE" means the Residual Value Guarantee Agreement, dated as of June 5, 2001, between the Beneficiary and the Manufacturer.

     "RVG APPRAISAL PROCEDURE" has the meaning specified in Section 9 of Exhibit D-2.

     "SCHEDULED DELIVERY DATE" means June 5, 2001, or such other date as may be notified to Lessee by the Manufacturer and agreed to by Lessor, but not later than August 31, 2001.

     "STIPULATED LOSS VALUE" means, with respect to any given date, the amount set forth in the column headed "Stipulated Loss Value" in Schedule SLV opposite such date or the next succeeding date in such column, in each case as adjusted pursuant to Section 4.01 of the Lease.

     Section 2. [RESERVED]

     Section 3. PURCHASE OPTION. (a) The Lessee may, at its option and upon written notice to Lessor as hereinafter provided, (i) so long as no Specified Default (other than an Event of Default described in Section 17.01(m) of the Lease) shall have occurred and be continuing, purchase the Aircraft at the Purchase Price on the date that is the fourteenth anniversary of the Delivery Date (the "EARLY PURCHASE DATE") (such purchase option, the "EARLY PURCHASE Option"), or (ii) so long as no Event of Default described in Section 17.02 (g),
(h) and (i) shall have occurred and be continuing, on the Expiration Date (the "EXPIRY DATE") (such purchase option, the "FMV OPTION," and the Early Purchase Option and FMV Option each being herein referred to as a "LESSEE PURCHASE OPTION").

     (b) In the event Lessee intends to exercise the Early Purchase Option on the Early Purchase Date, Lessee shall give irrevocable written notice to Lessor stating that it intends to so exercise the Early Purchase Option, which notice shall be delivered to Lessor not less than one hundred twenty (120) days nor more than three hundred sixty-five (365) days prior to the Early Purchase Date and shall set forth a reasonably detailed calculation of the amounts that will be due on the Early Purchase Date, PROVIDED that if Lessee fails to to deliver such notice not less than one hundred twenty (120) days prior to the Early Purchase Date, Lessee shall be deemed to have waived its right to exercise the Early Purchase Option.

     (c) In the event Lessee intends to exercise the FMV Option , Lessee shall give written notice to Lessor of its intent to exercise its FMV Option on the Expiry Date, which notice shall be delivered to Lessor not less than two hundred ten (210) days prior to the Expiry Date, PROVIDED that if Lessee fails to

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deliver such notice not less than two hundred ten (210) days prior to the Expiry
Date, Lessee shall be deemed to have waived its right to exercise the FMV
Option.

     (d) After providing notice of its exercise of a Lessee Purchase Option, whether or not any purchase is consummated pursuant to a Purchase Option, Lessee shall pay all the out-of-pocket expenses of Lessor (including, but not limited to, reasonable legal fees) relating thereto or incurred in connection therewith, PROVIDED that, if Lessee revokes the exercise of its FMV Option as provided in
Section 3(f) or such exercise is revoked as provided in Section 3(e), such costs shall be limited to appraisal costs and shall be paid as provided in the definition of the Appraisal Procedure or the RVG Appraisal Procedure, as applicable.

     (e) If (i) the Lessee has timely given the notice described in Section
3(c) that it is exercising the FMV Purchase Option, and (ii), the Beneficiary delivers notice to Lessee (such notice, a "RESIDUAL NOTICE") not less than one hundred eighty (180) days prior to the Expiry Date that Beneficiary has notified or is notifying the Manufacturer that it is demanding payment under the Residual Value Guarantee, the Fair Market Sales Value of the Aircraft shall be determined pursuant to the RVG Appraisal Procedure in Exhibit D-2. If (i) the Lessee has timely given the notice described in Section 3(c) that it is exercising the FMV Purchase Option and (ii) the Beneficiary does not so deliver a Residual Notice, the Fair Market Sales Value of the Aircraft shall be determined in accordance with the Appraisal Procedure in this Exhibit A-2. The Manufacturer shall have the right to notify Lessee and Beneficiary within 30 days after the determination of Fair Market Sales Value in accordance with the RVG Appraisal Procedure whether it will exercise its purchase option under the Residual Value Guarantee, in which case Lessee's exercise of the FMV Purchase Option shall be revoked and cancelled.

     (f) Unless the Lessee's purchase option is revoked under the preceding clause (e) by the Manufacturer's exercise of its purchase option under the Residual Value Guarantee, Lessee shall have the option of revoking its exercise of the FMV Purchase Option within forty-five (45) days after the determination of Fair Market Sales Value pursuant to the Appraisal Procedure or within fifteen
(15) days following the determination of Fair Market Sales Value pursuant to the RVG Appraisal Procedure, but in either case not later than 105 days prior to the end of the Basic Term.

     (g) Upon the date specified by Lessee in the notice referred to in paragraph (b) or (c) of this Section 3, as applicable (and subject to revocation of the FMV Purchase Option as provided in Section 3(e) or Section 3(f)), Lessee shall pay the applicable Purchase Price for the Aircraft at the Payment Location and in the manner set forth in Section 4.02 of the Lease, together with (i) the amount of Basic Rent, if any, then due and unpaid on such date PLUS (ii) the amount of deferred Basic Rent, if any, as of such date as set forth in the column headed "Deferred Basic Rent" in Schedule SLV, MINUS (iii) the amount of prepaid Basic Rent, if any, as of such date as set forth in the column headed "Prepaid Basic Rent" in Schedule SLV, PLUS (iv) any Supplemental Rent unpaid as of such date. Upon receipt by Lessor of the amounts described in the preceding sentence, Lessor will transfer the Aircraft to Lessee on an "as is, where is" basis and without any representation or warranty except that it is transferring to Lessee title, free of Lessor's Liens, but subject to Liens arising by or through Lessee, and will, at Lessee's sole cost and expense, execute and deliver a bill of sale evidencing the same and such other instruments as Lessee may reasonably request to evidence such transfer and the release of the Aircraft from the terms of this Lease.

     (h) Upon delivery by the Lessor of the Aircraft and payment by the Lessee of all amounts payable by the Lessee under paragraph (g) above, the obligations of the Lessee to pay Rent (except for Supplemental Rent obligations surviving pursuant to Articles XIV and XV of the Lease or the Tax Indemnity Agreement or which have otherwise accrued but not been paid as of the Early Purchase Date or the Expiry Date) shall cease and the Term shall end.

     Section 4. ADDITIONAL CONDITIONS PRECEDENT. Lessor shall have received a copy of the Residual Value Guaranty and the Deficiency Guarantee, each duly executed and delivered by the Manufacturer.

     Section 5. RE-REGISTRATION. Lessor agrees that in connection with a Sublease to a Permitted Sublessee that is not a Section 1110 Person and that is not domiciled in the United States, Lessee may register the Aircraft in any country listed on EXHIBIT F hereto; subject to satisfaction of the requirements for such a Sublease in Section 8.01(c) of the Lease (including, without limitation, the requirements that no Specified Default shall have occurred and be continuing, such Permitted Sublessee has provided evidence satisfactory to Lessor of insurance coverage required by the XI with respect to the operation of the Aircraft by such Permitted Sublessee, and the Lessee has made the lump sum payment required by Section 8.01(c)(i) of the Lease, if any) and to the following conditions:

          (i) the Lessee shall pay all reasonable fees and expenses (including the reasonable fees and expenses of local counsel in such country) relating to such re-registration;

          (ii) the Lessee shall, at its cost, cause the interest of the Owner Trustee as owner of the Aircraft to be duly registered or recorded under the laws of such country and at all times thereafter to remain so duly registered or recorded unless and until the registration of the Aircraft is changed as provided herein, and shall, at its cost, cause to be done at all times all other acts including the filing, recording and delivery of any document or instrument and the payment of any sum necessary or, by reference to prudent industry practice in such country, advisable in order to create, preserve and protect such interest in the Aircraft as against the Lessee or any third parties in such jurisdiction, and the laws of such country would give effect to the Owner Trustee's title to and ownership interest in the Aircraft;

          (iii) the obligations of the Lessee (and of the Permitted Sublessee under a Sublease) and the rights and remedies of the Lessor shall remain or be, as the case may be, legal, valid, binding and enforceable in such country, and the courts of such country will respect the choice of New York law to govern the Lease;

          (iv) the Aeronautical Authority in the country of such re-registration imposes aircraft maintenance standards approved by, or at least as stringent as those approved by, the FAA the JAA or the central civil aviation authority of the United Kingdom, France, Germany, Japan, the Netherlands or Canada;

          (v) it shall not be necessary by reason of such re-registration or for purposes of enforcing remedies contained in the Lease or the related Sublease for the Owner Trustee or the Beneficiary to register or qualify to do business in such country;

          (vi) no Liens (except Permitted Liens) shall arise by reason of such re-registration;

          (vii) none of the Owner Trustee and the Beneficiary shall be subjected to any risk of adverse tax consequences in the jurisdiction in which the Aircraft is to be re-registered as a result of such re-registration for which the Lessee does not then indemnify or cause to be indemnified such Person in a manner satisfactory in form and substance to such Person;

          (viii) any export licenses and certificate of deregistration required in connection with any repossession or return of the Aircraft will be readily obtainable in the normal course without material delay or material burden on the Owner Trustee, it being agreed that the Lessee shall be responsible for the cost thereof;

          (ix) there is no tort liability of the owner or lessor of an aircraft not in possession thereof under the laws of such jurisdiction more onerous than under the laws of the United States or any state thereof (it being agreed that, in the event such opinion cannot be given in a form satisfactory to the Beneficiary, such opinion shall be waived if insurance reasonably satisfactory to the Beneficiary is provided to cover such risk);

          (x) unless Lessee shall have agreed to provide insurance reasonably satisfactory to the Beneficiary covering the risk of requisition of use of or title to the Aircraft by the government of such country (so long as the Aircraft is registered under the laws of such country), the laws of such country require fair compensation by the government of such country payable in currency freely convertible into Dollars and freely removable from such country (without license or permit, unless Lessee prior to such proposed re-registration has obtained such license or permit or such license or permit will be readily obtainable in the normal course without material delay or material burden on the Beneficiary) for the taking or requisition by such government of such use or title;

          (xi) the Beneficiary and the Owner Trustee shall have received opinions in scope, form and substance reasonably satisfactory to them, of counsel, expert in the laws of such country, to the effect set forth in clauses (ii), (iii) (with respect to the obligations of the Lessee under the Lease), (v), (vii), (viii), (ix) and (x) of this Section 5;

          (xii) such proposed change in registration is made in connection with a Sublease to a Permitted Sublessee domiciled in such country; and

          (xiii) Lessee shall deliver such request to Lessor and Beneficiary in writing at least 20 days in advance of the date of any such proposed change in registration.


     Section 6. RENEWAL TERM. Lessor agrees to enter into good faith discussions with Lessee regarding the potential renewal of this Lease at the end of the Basic Term for such period or periods (any such period, a "RENEWAL Term"), and at such amount or amounts of basic rent, as may be agreed upon by Lessor and Lessee at the time of such discussions; PROVIDED that nothing in this Section 7 of Exhibit A-2 shall be construed as an obligation on the part of Lessor to agree to any such Renewal Term. Lessee agrees that, notwithstanding anything to the contrary contained herein, Lessor shall be entitled to refuse to enter into any Renewal Term in the event that (i) the Residual Value Guarantee, or (ii) a substitute residual value guaranty that is substantially identical to the Residual Value Guarantee (as determined in the reasonable discretion of the Beneficiary) and is otherwise in form and substance satisfactory to the Beneficiary (with the obligor thereunder having a tangible net worth at least equal to the net worth of the Manufacturer immediately prior to the first day of such Renewal Term), shall not be available to Beneficiary during such Renewal Term. Lessee acknowledges that, as of the date hereof, Manufacturer has indicated that it does not intend to make the Residual Value Guarantee available to Beneficiary during any such Renewal Term.

     Section 7. ADJUSTMENTS TO BASIC RENT AND STIPULATED LOSS VALUES. The installments of Basic Rent in SCHEDULE BR1 attached hereto are based on the Assumed Aircraft Price being equal to [*] and on the Assumed Transaction Costs being equal to [*]. The amount of Basic Rent payable on each Rent Payment Date other than the first four (4) Rent Payment Date shall be increased or decreased by [*] for every increase or decrease of [*] of the Aircraft Price above or below the Assumed Aircraft Price. The amount of Basic Rent payable on each Rent Payment Date other than the first four (4) Rent Payment Date shall be decreased by [*] (or a proportionate part thereof) for every

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decrease of [*] (or proportionate part thereof) of the Transaction Costs below the Assumed Transaction Costs.

     Section 8. [Reserved]

     Section 9. SELF-INSURANCE. Lessor and Lessee agree to engage in good faith discussions on the right of Lessee to self-insure in such amounts as may be agreed to by Lessor and Lessee at the time of such discussions. Nothing in this
Section 5 shall be construed as an obligation on the part of Lessor or Beneficiary to agree to any such self-insurance provisions.

     Section 10. VOLUNTARY TERMINATION.

     (A) TERMINATION BY SALE OF AIRCRAFT. So long as no Specified Default shall have occurred and be continuing, the Lessee shall have the right at its option at any time after March 31, 2009 on at least 180 days', but not more than 365 days, prior written notice (which notice shall be irrevocable, except as provided below) to the Lessor, specifying a proposed date of termination which shall be a Termination Date, to terminate this Lease if the chief financial officer of the Lessee shall have certified in writing to the Lessor that the Aircraft shall have become obsolete or shall be surplus to the Lessee's equipment requirements. Subject to the Lessor's preemptive election under
Section 10(c), during the period following the giving of such notice of termination until the Termination Date, the Lessee, as agent for the Lessor, shall endeavor to sell the Aircraft "as is", without any warranty by the Lessor or the Lessee except as to the Lessor's title, on behalf of the Lessor. If Lessee receives any bid, it shall at least 10 Business Days prior to the proposed day of sale, certify to Lessor in writing the amount and terms of such bid, such proposed date of sale and the name and address of the potential buyer (which shall not be Lessee or any Affiliate or any Person with whom Lessee or any Affiliate has any arrangement or understanding for the future purchase, lease, operation or use of the Aircraft). Lessor may also solicit bids directly or through agents other than Lessee. So long as the Lessor has not exercised its preemptive election under Section 10(c), the Lessee may, by notice to the Lessor, withdraw its notice of termination at any time on or before the date 10 days prior to the proposed Termination Date (unless such withdrawal is due to the cancellation of the proposed purchase of the Aircraft by the potential buyer in which event such notice may be given at any time on or prior to the proposed Termination Date), and thereupon this Lease shall continue in full force and effect. Withdrawal of notice of termination shall not exhaust the Lessee's right to give a further notice of termination as provided herein; provided that Lessee shall not be entitled to give more than two such notices (excluding one notice of termination which has been withdrawn due to the cancellation of the proposed purchase of the Aircraft by the potential buyer). Unless the Lessee shall withdraw its notice of termination as stated above or the Lessor shall have made a preemptive election to take possession of the Aircraft in accordance with
Section 10(c), on the Termination Date, or such other date of sale as shall be consented to in writing by the Lessor and the Lessee, which date shall thereafter be deemed the Termination Date, the Lessee shall, upon payment in full of the amounts described in Section 10(b), deliver the Airframe and Engines or engines installed thereon to the party which shall have prior to such date submitted the highest bona fide cash bid to close such sale and purchase of the same, in the same manner as if delivery were being made to the Lessor pursuant to Article XVIII of the Lease, and shall duly transfer to such party title to any engines which are not Engines delivered with the Airframe in accordance with the terms of Article XVIII of the Lease. The Lessor shall, in "as-is, where-is" condition, without recourse or warranty (except a warranty as to the absence of Lessor's Liens), simultaneously therewith sell and convey title to the Airframe and the Engines or engines conveyed to the Lessor as provided in Article XVIII of the Lease for cash to such party. Upon the sale of the Airframe and the Engines or engines conveyed to the Lessor as provided in Article XVIII of the Lease pursuant to this Section 10 and receipt by the Lessor of all amounts referred to in Section 10(b), the Lessor will transfer to the Lessee, in "as-is, where-is" condition, without recourse or warranty (except a warranty as to the absence of Lessor's Liens), all right, title and interest of the Lessor in and to any Engines constituting part

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of the Aircraft but which were not delivered to the purchaser with the Airframe.
The Lessee shall pay all out of pocket expenses of the Lessor and Beneficiary in connection with any termination or proposed termination of this Lease except that Lessee shall not be responsible for such expenses of the Lessor or the Beneficiary in the event the Lessor exercises its preemptive election under
Section 10(c) and thereafter fails to perform its obligations under such Section.

     (b) PAYMENTS DUE UPON SALE OF AIRCRAFT. The total selling price realized at any sale of the Airframe and Engines or engines installed thereon in accordance with this Section 10 shall be retained by the Lessor and, in addition, on the Termination Date, the Lessee shall pay to the Lessor or, in the case of Supplemental Rent, to the Persons entitled thereto, in immediately available funds, an amount equal to the sum of (A) the excess, if any, of (x) the Stipulated Loss Value as of the Termination Date, over (y) the net proceeds of the sale of the Aircraft, plus (B) the amount of unpaid Basic Rent, if any, payable as of such Termination Date, PLUS (C) the amount of deferred Basic Rent, if any, as of such Termination Date as set forth in the column headed "Deferred Basic Rent" in Schedule SLV, MINUS (D) the amount of prepaid Basic Rent, if any, as of such Termination Date as set forth in the column headed "Prepaid Basic Rent" in Schedule SLV, PLUS (E) all unpaid Supplemental Rent due on or before the Termination Date, PLUS (F) the reasonable fees and expenses of the Beneficiary and Lessor in connection therewith, PLUS (G) any sales, transfer or similar Taxes incurred on such sale.

     (c) PREEMPTIVE ELECTION BY LESSOR. Notwithstanding the foregoing provisions of this Section 10, the Lessor may, not later than 90 days prior to the proposed Termination Date, notify the Lessee of its preemptive election to take possession of the Aircraft and following delivery of such notice, the Lessee shall have no obligation to pay Stipulated Loss Value or any amount with respect to Stipulated Loss Value under this Section 10. On the Termination Date, if the Lessor shall have exercised its preemptive election to retain the Aircraft in accordance with the terms of this Section 10(c), the Lessee shall deliver the Airframe and Engines or engines installed thereon to the Lessor in accordance with Article XVIII of the Lease and shall pay all unpaid Basic Rent, if any, payable before the Termination Date, together with all Basic Rent (if payable in arrears) due on such Termination Date, all unpaid Supplemental Rent due on or before or after the Termination Date, and the Lessor shall transfer to the Lessee title to any Engines constituting part of the Airframes but which were not then installed on the Aircraft as provided in Section 18.03.

     (d) TERMINATION OF LEASE. Upon delivery by the Lessee of the Airframe and Engines or engines installed thereon and payment by the Lessee of all amounts payable by the Lessee under either Section 10(b) or 10(c), as the case may be, the obligations of the Lessee to pay Rent (except for Supplemental Rent obligations surviving pursuant to Articles XIV and XV of the Lease or the Tax Indemnity Agreement or which have otherwise accrued but not paid as of the Termination Date) shall cease and the Term shall end.

     (e) EFFECT OF NO SALE OR PREEMPTIVE DELIVERY TO LESSOR. If on the Termination Date no sale of the Aircraft shall have occurred and the Lessee has not delivered the Aircraft to the Lessor pursuant to Section 10(c), the Lessee's notice given pursuant to Section 10(a) shall be deemed to be withdrawn as of such date and this Lease shall continue in full force and effect.

     (f) NO DUTY ON PART OF LESSOR. Lessor shall be under no duty to solicit bids, to inquire into the efforts of Lessee to obtain bids or otherwise to take any action in connection with any such sale other than to cooperate with such efforts as Lessee may reasonably request and to make the transfers described in
Section 10(a).

                                                                       EXHIBIT B


                          PRINCIPAL AIRCRAFT DOCUMENTS

         A.       MANUALS.

         OPERATIONAL

         1.  Airplane Flight Manual (AFM)
         2.  Weight & Balance Manual (WB)
         3.  Operations Manual (OM)
         4.  Quick Reference Handbook (QRH)
         5.  Dispatch Deviation Procedures Manual (DDPM)
         6.  Supplementary Performance Manual (SPM)
         7.  Operational Bulletins Set (OB)
         8.  Master Minimum Equipment List (MMEL)

         MAINTENANCE - BASIC SET

         9.   Aircraft Maintenance Manual (AMM)
         10.  Illustrated Parts Catalog (IPC)
         11.  Fault Isolation Manual (FIM)
         12.  Non Destructive Manual (NDI)
         13.  Scheduled Maintenance Requirements Document (SMRD)
         14.  Wiring Manual (WM)
         15.  Structural Repair Manual (SRM)
         16.  Service & Information Bulletins Set (SB/IB)
         17.  Service Newsletters (SNL)

         MAINTENANCE SUPPLEMENTARY SET

         18.  System Schematic Manual (SSM)
         19.  Instructions for Ground Fire Extinguishing and Rescue (IGFER)
         20.  Airport Planning (AP)
         21.  Illustrated tool & Equipment Manual (ITEM)
         22.  Task Card Manual (TCM)
         23.  Powerplant Build-up Manual (PPBM)
         24.  Auxiliary Power Unit Build up Manual (APUBM)
         25.  Corrosion Control Manual (CCM)
         26.  Vendor Service Publications Set

         The documents set forth in Clauses (B), (C), (D) and (E) of this Exhibit B shall only be required to be maintained by the Lessee (or any Permitted Sublessee) to the extent required by the FAA or the Maintenance Program.

         B.       AIRWORTHINESS DIRECTIVES DOCUMENTATION

         1. A single, complete and current AD status list of each airframe, appliances, Engine and APU AD and mandatory FAA regulation applicable to each Aircraft, appliances, Engine and APU including:

                  a.       AD number and revision number.
                  b.       AD title.
                  c. Aircraft serial number, Engine serial number, APU serial number, appliance serial number.
                  d.       Engineering documentation reference.
                  e. Manufacturer's Service Bulletin references and cross-references where appropriate.
                  f.       Specify terminated or repetitive status.
                  g.       Date of initial accomplishment,
                  h. Date of last maintenance accomplishment, if repetitive.
                  i. Name and serial number of the internal maintenance form used to document accomplishment, if applicable.
                  j. State means by which compliance was accomplished (e.g. modified, repaired, inspected).
                  The list shall be typed, certified and signed by authorized quality assurance representative of previous operator.

         2. Legible copies of the completion documents that accomplish each A.D. If the A.D. is a repetitive inspection, documentation of the last accomplishment, signature of a certified mechanic and / or inspector, and the mechanic's / inspector's certificate number or repair station number of the mechanic accomplishing the work. The document must reference the A.D. number and company authorization, which covered the AD.

         3. Exemptions or deviations granted by the FAA (or equivalent) to Lessor on AD compliance, including copy of exemption request.

         4. Items 2 and 3 will be provided in individual document packages for each AD Each package will contain all documents relative to that AD / Aircraft combination.

         C.       ENGINEERING DOCUMENTATION

         1. A single, current list of Airframe, appliance, Engine and APU Service Bulletins, Engineering Orders, major repairs and Supplemental Type Certificates ("STC") accomplished on Aircraft, Engine and APU, including method and date of accomplishment, reference to engineering documentation, including related drawing and original signed documents where applicable shall be provided with information similar to that described in item B. 1.

         2. A current copy of all Engineering documentation related to Aircraft alterations, repairs and configuration changes. This shall include documentation for work done by the manufacturer or any vendor. A current copy of all repairs that require follow-up action.

         3. Data package covering all non-manufacturer / non-FAA-approved repairs or alterations, including the submittal to the FAA for an STC or Form 337, If applicable.

         4. All open engineering deviations or Material Review Board ("MRB") records applicable to the Airframe, Engines and APU, components and piece parts.

         5. Mapping of all exterior repairs and damage to the exterior of the Aircraft and Engines. Supporting data for each repair and damage shall be provided with information similar to items C-1 and C-2.

         D.       ADDITIONAL DOCUMENTATION

         2.       Master Minimum Equipment List.
         4.       Monthly Reliability reports for one (1) year.
         5.       Accurate summary of the Maintenance Program.
         6.       Location map of emergency equipment with description.
         7.       Weight and balance current status.
         8. Shop repair maintenance program specification for Engines and APU's.
         9. JAA Form 1 or FAA Form 8130 certification for all components, as reasonably requested by Lessee.
         10.      Aircraft major equipment listing.
         11. Passenger/cargo equipment list (seats, galleys. lavs, entertainment, etc.).
         12. Avionics equipment list (includes P/N, model number and manufacturer and quantity).
         13. Electronic logbook data, CD ROM or computer printouts, to the extent accepted by the FAA, but otherwise, historical flight log showing cumulative times for major inspection accomplishments, engine changes, APU, etc.
         14.      Complete paperwork for last "C" check.
         15.      Compass card and F.D.R. calibration documentation.
         16. Copies of Aircraft registration and certificate of airworthiness.
         17. List of previous owner / operators including dates, locations and aircraft times.

         E.       INDIVIDUAL AIRCRAFT AND ENGINE RECORDS.

         1.       Incident report, if any.
         2.       Major structural damage reports, if any.
         3. FAA Form 337 or equivalent JAA form or manufacturer's approval for major repair and alteration, if any,
         4.       Engines last shop visit report.
         5. Documentation and records concerning the last Aircraft overhaul.
         6. Copies of logbook entries for the last twelve (12) months of operation.
         7.       Declaration of Aircraft accident and major repairs, if any,
         8. Provide historical data for all life limited parts and hard time components for the Airframe, Engines, and APU, if reasonably requested by Lessee.
         9. Listing of Aircraft and Engine components status by P/N - S/N description position TBO-TSI-TSO-TSN (with respect to TSO or TSN, if available), total time, next Due Time, including, interpretation keys, if reasonably requested by Lessee.
         10.      APU- Same documentation as Items E. 8 and E. 9 above.
         11. Certified letter with serial no.- total time/ total cycles-times to the next inspection and the time to the next inspection or removal of Engines and hard time component status list.
         12. All Engine and APU records, up to and including the last major overhaul or heavy maintenance and shop visits (all modules) including life limited part history to birth.
         13.      Electrical load analysis documents and data.
         14. The last power plant test cell run documents for Engines and APU
         15. Borescope inspection documents for current installation for Engines.
         17.      Corrosion prevention control program.
         18.      Aircraft readiness log (manufacturer's)
         19. Approvals (DAR/DER 8110-3s) for all modifications alterations not covered by Manufacturer's Service Bulletins or JAA equivalent (including appliances),

         20. Fire blocking status for all seats, interior fabrics/materials, including burn test documentation and certification where applicable.
         21.      Aircraft detail specification.
         22.      Daily time and cycle log for Aircraft and Engines.

                                                                     Exhibit D-1

                                RETURN CONDITIONS

         This Exhibit D-1 shall be applicable unless Exhibit D-2 applies in accordance with its terms, in which case Exhibit D-2 shall supercede this Exhibit D-1 and shall be applicable.

Section 1.        General Conditions.

         At the time of return, the Aircraft shall (i) have been continuously and currently maintained in accordance with the Maintenance Program,
         (ii) comply with the Maintenance Program as authorized by the FAA, in each case as if the Aircraft were to be kept in further commercial passenger service by Lessee, and (iii) meet the following requirements:

                  (a) Operating Condition - The Aircraft shall be in good operating condition, ordinary wear and tear excepted, with all of the Aircraft equipment, components, and systems functioning in accordance with their intended use irrespective of variations or deviations authorized by the Minimum Equipment List or Configuration Deviation List. All replacement equipment, parts, components or items installed on the Aircraft shall be manufactured by the original manufacturer approved by the Manufacturer or a manufacturer holding requisite authority of the FAA, and in case of used, rotable parts, have an FAA-approved serviceable tag.

                  (b) Configuration - The Aircraft shall be in the same passenger configuration with all equipment installed therein as the Aircraft was when delivered under the Manufacturer Purchase Agreement, ordinary wear and tear excepted, including replacements and substitute parts and equipment. The Aircraft shall not suffer any modification or alteration (hereinafter "Modifications") after the Delivery Date provided however that Lessee may make Modifications to the Aircraft as long as they are included as factory-installed features in EMB-145 aircraft delivered to the Lessee subsequent to the delivery of the Aircraft. The term Modifications shall be deemed to include, but not be limited to (i) changes to the Aircraft structure, performance, weight and balance,
                           (ii) changes which materially adversely affect the Aircraft's flight qualities, operational characteristics, operational safety, ease or cost of maintenance, spare parts interchangeability or replaceability, and (iii) substitution of different types of equipment or accessories which are not equivalent in cost value and/or operation capability to the equipment or accessories being replaced, and shall exclude (x) changes pursuant to service bulletins issued by the Manufacturer or the OEMs, and
                           (y) mandatory changes required to be accomplished by Lessee hereunder. All permitted Modifications made to the Aircraft shall be in accordance with FAA-approved data, and Lessee shall provide complete data and documentation to substantiate their certification, approval, and methods of compliance (including, without limitation, a copy of the Aircraft Illustrated Parts Catalog and a copy of the Aircraft Interior Configuration document). A complete listing of all modifications and repairs performed shall be supplied together with the Aircraft. Modifications, other than permitted ones, shall be removed and the appropriate repairs to the Aircraft made prior to the day of return of the Aircraft.

                  (c) Certification - The Aircraft shall have, a valid and effective Certificate of Airworthiness of the type "Transport, Category (Passengers)" issued by the FAA, and shall be in full compliance with, and capable of registration under, the provisions of Part 121 of the U.S. Federal Aviation Regulations (or any successor legislation) and other US regulations applicable to the Aircraft's operation and continued airworthiness, without any restrictions, corrections, repairs, limitations, modifications or alterations or overhauls having to be performed to meet such standards.

                  (d) General Appearance - The Aircraft shall be clean by commercial passenger airline standards, cosmetically acceptable, interior complete, and prepared to be placed into scheduled revenue airline operations. Interior items which may be broken shall be repaired or replaced. All decals, signs and placards shall be clean, secure and legible in the English language. The Aircraft shall meet the following minimum requirements:

                           (i) Fuselage, Wings and Empennage - The fuselage shall be within Maintenance Program approved limits regarding dents and abrasions and loose or pulled rivets; all leading edges shall be within Maintenance Program approved limits regarding damage occurring since delivery; the airframe, Engines and wings shall be free of fuel, oil and hydraulic leaks so as to allow unrestricted operation; all leading edges and fuselage areas which are aerodynamically critical shall be free of any scab patches other than those required by the Manufacturer and shall be repaired with repairs which are permanent in nature in accordance with the SRM, or are made in accordance with the Manufacturer's approval or FAA approved data.

                           (ii) Interior - Ceilings, sidewalls, bulkhead panels shall be clean, free of cracks and within Maintenance Program approved limits regarding dents; all carpets and seat covers shall be in good condition and clean and meet FAR fire resistance regulations; all seats shall be serviceable and in good condition. All safety equipment shall be installed at the correct stations, a loose equipment check list and location drawings shall accompany the Aircraft and a loose equipment inventory shall be drawn up on the Delivery Date and checked on the day of return of the Aircraft.

                           (iii) Cockpit - All fairing panels shall be free of cracks and shall be clean; all floor coverings shall be clean and effectively sealed and secured, all seat covers and cushions shall be in good condition and clean and shall, as applicable, conform to FAA fire resistance regulations. All seats shall be fully serviceable and in good condition. All instruments and light panels shall be clean, secure and legible, function in accordance with their intended purpose and have all lighting operating properly.

                           (iv) Landing, Gear and Wheel Wells - The landing gear and all wheel wells shall be clean, free of leaks, and repaired as necessary. The main and nose landing gear components and their associated actuators and parts shall be in a good operating condition.

                           (v) Cargo Compartment, Galleys and Toilets - All cargo compartment panels shall be installed and be in good condition so as to comply with extended range operations requirements. The cargo compartments, galleys and toilet of the Aircraft shall be in a clean and presentable condition and all cargo securing system components shall be serviceable; all galley inserts (to the extent delivered with the Aircraft) shall be redelivered with the Aircraft.

                           (vi) Windows - Any delamination, and crazing of the windshields and cabin windows of the Aircraft shall be within approved limits of the Maintenance Program and shall be properly sealed.

                           (vii) Doors - All the doors of the Aircraft shall be free moving, correctly rigged and properly sealed and all door assist mechanisms shall be charged in accordance with the AMM.

                  (e) Airworthiness Directives and Service Bulletins - All FAA Airworthiness Directives and amendments or changes to Aviation Regulations issued by the FAA and applicable to the Aircraft which require compliance within a period of six (6) months following the day of return of the Aircraft (or the equivalent hours or cycles, based on the Lessee's EMB-145 last four (4) years of operation average monthly utilization) shall have been accomplished on a Terminating Action basis and in compliance with the issuing agency's and the manufacturer's associated service bulletins, regardless of any operator-specific waiver, deferral, or deviation from such directive or regulation. The Aircraft shall have installed on it all Manufacturer and OEM service bulletin kits requested by Lessee and actually received by Lessee in respect of the Aircraft, and if not installed, Lessee shall deliver them together with the Aircraft at no charge.

                  (f) Deferred Maintenance - The Aircraft shall be free of all deferred or carried over maintenance items, including without limitation, any pilot log book reports, maintenance reports, and the Aircraft's Central Maintenance Computer reports. Any such deferred or carried over maintenance shall be promptly accomplished in a terminating manner prior to the return of the Aircraft at the end of the term of the Lease.

                  (g) Corrosion - The Maintenance Program shall include a corrosion control program based on the corrosion prevention, treatment and correction criteria recommended by the Manufacturer in the CPCP. The Aircraft shall be free from corrosion or shall have been adequately treated in compliance with the Maintenance Program. Complete details of the corrosion control program, as well as a summary of specific corrosion correction, of the Aircraft in accordance with the Maintenance Program shall be available for delivery together with the Aircraft. This summary shall include Lessee's identifying the Manufacturer's task identifier and cross referencing, Lessee's identifier indicating status of accomplishment and findings and incorporation status relative to all recommended corrective and preventative actions. The hydraulic system and fuel tanks shall be free from contamination as demonstrated by a laboratory report to be performed after the Aircraft is removed from service and delivered together with the Aircraft.

                  (h) Leased Components - The Aircraft shall be free and clear of all Liens other than any Lessor's Liens and at return shall not have installed thereon any equipment, components and/or parts which are leased or loaned or otherwise owned by a third party.

                  (i) Records - The Aircraft shall be accompanied by all Aircraft Documents. The Aircraft Documents shall be provided in English, and be in good condition, readable and capable of being reproduced.

                           (i) All Parts, components and assemblies identified with safe-life, hard time or condition monitored limits (to the extent that such condition monitored items are to be tracked in accordance with the approved Maintenance Program) shall be provided with part number, serial number, their service histories, accumulated cycles and flight hours, safe-life, hard time or condition monitored limits and remaining service lives on a separate listing and where practicable, be physically verified as installed and have hard copy documentation (i.e., appropriate overhaul or serviceable vendor tags and work orders) to verify their service histories.

                           (ii) All components and assemblies, which are, identified on the maintenance records by part numbers and/or serial numbers other than the Manufacturer's or other manufacturer's shall be provided with two-way cross-reference listing necessary to establish complete traceability.

                           (iii) All documentation, flight records, and maintenance records as specified herein and as specified by Federal Aviation Regulations Sections 121.380, and, as applicable,
                                    Section 91.417 and 91.419 (or FAR's as
                                    amended), and which normally accompany the transfer of an aircraft or engine shall be delivered together with the Aircraft. In the event of missing or incomplete records, the tasks necessary to produce such complete records shall be accomplished in accordance with the Maintenance Program prior to return of the Aircraft.

                           (iv) All documentation and records shall be in English and shall be made available for inspection in the location they are normally kept which location shall permit direct access to the Aircraft, at least 14 Business Days before the day of return of the Aircraft.

                           (v) Any and all documentation, data, drawings, records and manuals as required to be maintained by the FAA and SMRD, shall be provided, regardless of whether such information is considered proprietary.

                           (vi) Hard Landing inspection reports, Lightning Strike inspection reports or High Intensity Radiated Field (HIRF) check reports as may be required should Aircraft records show evidence of any occurrence indicating such inspections or checks to be necessary.

                           (vii)    Corrosion Prevention & Control Program
                                    (CPCP) inspection findings and correction reports, as required by the Maintenance Program.

                  The head of Lessee's quality control department shall sign a statement certifying that the data and information contained in the documentation and records are true and correct.

                  (j) Exterior Markings - At time of return of the Aircraft, Lessee shall, at its cost remove from the exterior and interior of the Aircraft Lessee's operator specific exterior and interior markings. The area where such markings were removed or painted over shall be refurbished by Lessee as necessary to blend in with the surrounding surface in a good and workmanlike manner.

                  (k) Overhaul and Repair - All components, rotables, and assemblies (including the Engines, APU, and landing gears) shall be documented with work orders, vendor serviceable tags, 8130 tags, form 337, etc. to have been repaired or overhauled by FAA-certified repair stations in such manner so that such components, rotables, assemblies, Engines, APU, and landing gears are approved by the FAA for use on United States-registered and certified aircraft. All overhaul and repair procedures shall have met all FAA requirements necessary to transfer to a new operator under Part 121 of the U.S. Federal Aviation Regulations.

                  (l) Structural Repairs - All repairs that were performed since the Delivery Date and that then exist on the Aircraft shall conform to the SRM and the AMM and shall have FAA approval if required, including without limitation repairs related to impact damage to the Aircraft caused by ground handling equipment or foreign objects. All repairs not covered by the SRM or the AMM shall have been made in accordance with the Manufacturer's approval if required, which approval shall not be unreasonably be withheld and shall be provided with complete data and documentation to verify and substantiate their certification and methods of compliance. A complete listing of all repairs performed shall be supplied together with the Aircraft.

Section 2.        Condition of Airframe.

         On the day of return, the Aircraft shall be as follows:

                  (a) C Check Inspection - The Airframe shall have completed, within 100 flight hours of return, the next sequential C check or any multiple thereof. If the Aircraft has logged more than 100 flight hours since the last C check or any multiple thereof, then Lessee shall perform the next scheduled C check or any multiple thereof, as applicable. All observed defects observed during such C check shall be rectified at Lessee's expense, in accordance with the Maintenance Program;

                  (b) Structural and other scheduled Inspections - The Airframe shall have at least twelve (12) months, or two thousand (2,000) flight hours or cycles, whichever is applicable or most limiting, remaining before any scheduled structural tasks or maintenance inspections which are not included in (a) above. In the event that a structural task or maintenance inspection interval is less than the above, Lessee shall, at its expense, perform all such tasks immediately prior to return of the Aircraft;

                  (c) Landing Gear Life - The main Landing Gear and the nose Landing Gear shall have at least fifty percent (50%) of the cycles remaining prior to removal for overhaul in accordance with the Maintenance Program, and the landing gear total cycles since new ("TCSN") shall be no more than ten percent (10%) greater than the airframe TCSN;

                  (d) Brakes - The brakes shall have no less than the C check brake wear limits with the brakes set at normal parking break pressure. The tires shall have a remaining useful life of at least fifty percent (50%).

Section 3.        Condition of Controlled Components.

         Aircraft and Engine hour or cycle controlled components or parts, at time of return to Lessor, shall have remaining, as a minimum, one half life and/or fifty percent (50%) of the Lessee's approved hour or cycle limit, whichever is applicable or most limiting, before any scheduled removals for overhaul, test, disassembly or replacement. All components or parts controlled on a calendar basis shall have at least twelve (12) months or fifty percent (50%) of its total approved life in hours or cycles, if greater, remaining before scheduled removal for testing, overhaul or replacement.

         However, if a component or part has a life, overhaul or check interval limit that is less than the above, Lessee shall, at its expense, perform all such tasks immediately prior to return. All such hour/cycle or calendar controlled components or parts are defined as those components or parts controlled under the Maintenance Program.

Section 4.        Condition of Installed Engines and APU.

         At time of return, each Engine shall be capable of certificated, full rated performance and its life limited parts ("LLP") will have at least fifty percent (50%) of cycles between installation and replacement under the Maintenance Program.

                  (a) Time remaining - Each Engine shall have completed no more than 2,500 flight hours since new or since its last full performance restoration shop visit at which it was subject to a full engine management program rework, based on the reliability goals set out in the Rolls-Royce Alison workscope guide, which currently state that the workscope is designed to give 30 degrees centigrade of exhaust gas temperature margin and 5,000 flight hours of on-wing life. To the extent that the shop workscope guide is amended in the future to include different reliability goals then the engine shall have at least fifty percent (50%) of the on-wing hours remaining in accordance with such amended shop workscope guide.

                  (b) Borescope Inspection - On each installed Engine an external visual inspection, accessory inventory check and video-taped borescope inspection in accordance with the requirements of the Maintenance Program shall be performed by Lessee or a designated representative as mutually agreed between Lessor and Lessee during the ground inspection per Section 7(a) of this Exhibit accompanied by a written report on the findings of such inspection herein and satisfactory evidence shall be provided to Lessor reflecting the correction of any discrepancies found during such inspection, which are in excess of the Engine Manufacturer's Maintenance Manual Airworthiness Limitations.

                  (c) Adverse Trend Data - Complete engine records, including but not limited to (i) Group A (Lifed) components (as listed in Engine Manufacturer's Time Limits Manual) as approved by the FAA and (ii) in flight performance data and (iii) shop visit reports from all shop visits, shall be made available to Lessor for review and evaluation. If the Aircraft and/or engine historical and maintenance records and/or trend monitoring indicate a rate of acceleration in performance deterioration or oil consumption on any installed engine beyond the limits of the Maintenance Program, the causes of such conditions shall have been corrected prior to the return date.

                  (d) Oil spectrum analysis - an oil spectrum analysis shall be made on the installed Engines after the Aircraft is removed from service and a written report shall be made available together with the Aircraft. Any discrepancies found in the engine's lubrication system -which are in excess of the Engine Manufacturer's Maintenance Manual Airworthiness limitations shall have been corrected prior to the return date.

                  (e) APU Life - The installed APU shall have remaining at least fifty percent (50%) of the expected mean time before removal as evidenced by the Lessee's demonstrated on-wing last two years average for APU hours, before scheduled removal for overhaul, heavy maintenance, or replacement of hour limited or LCF parts at the time of return. The APU shall have a video taped borescope inspection and magnetic plug inspection during the ground inspection per Section 7(a) of this Exhibit D-1.

Section 5.        Provision for "Power-By-The Hour Agreements".

         If the Engines, APU, or any other hour or cycle controlled components on the day of return are maintained under valid PBH Agreements (as defined below) (and either have been maintained throughout the Term under PBH Agreements, or Lessee has made payments to the maintenance provider to cover the period in which such components where not under such PBH Agreements), under which the Lessee is current on all payments and otherwise in good standing, then, in lieu of the relevant requirements in Sections 2(c), 2(d), 3, 4(a) or 4(e) of this Exhibit D-1, the Lessee shall return each such component in such condition as shall make it eligible for continued maintenance under PBH Agreements, without additional costs, start-up charges, or overhaul requirements. For the purposes hereof, a "PBH Agreement" shall mean a "power-by-the-hour" maintenance program, provided by the Engines, APU or component manufacturer or its successor or designee, providing full maintenance (other than routine day-to-day maintenance; provided, that foreign-object damage and abuse may be excluded or separately charged) for the Engines, APU or such components at no cost other than standard per-cycle rates (i.e., excluding charges based on the current maintenance status of such component), all benefits of which program, including but not limited to the payments made by Lessee under such PBH Agreements while operating the Aircraft, shall be assignable or otherwise transferable to any other carrier. Notwithstanding the foregoing, each such Engine, APU and other hour or cycle controlled component shall have not less twelve months of expected time before overhaul or major refurbishment, whichever is applicable, based upon Lessee's average experience during the immediately preceding 2 year period.

Section 6.    Return Condition Adjustment.

                  (a) Each item referred to in Sections 2(c), 2(d), 3, the first two lines of Section 4 and in Section 4(a) and 4(e) (each such item, an "Adjustable Item" and each such section, an "Adjustable Return Condition") may be returned with less than the required limits, subject, however, to the minimum requirements set forth in item (e) below.

                  (b) If the Lessee does not meet the conditions set forth for an Adjustable Item in the relevant Adjustable Return Condition then Lessee shall pay to the Lessor (for deficient condition) an Equivalency Payment in accordance with the following formula:

                                                [*]


                  The components of the formula above shall be as agreed between Lessor and Lessee. If Lessor and the Lessee fail to reach agreement on any components of the above formula, such amount will be determined as the average price that would be charged by a third party to restore the Aircraft to the conditions required under the Lease and this Exhibit D-1, based on one quotation obtained by Lessor and one quotation obtained by Lessee, both from a reputable, FAA and Manufacturer-approved EMB-145 repair station in the United States. If the prices of such quotations differ by more than [*], Lessor and Lessee shall obtain a third quotation from another reputable, FAA and Manufacturer-approved EMB-145 repair station in the United States, the quotation which is farthest from the average of all three quotations shall be disregarded and the average of the two remaining quotations shall be binding upon Lessor and Lessee as the components of the formula.

                  (c) The Equivalency Payment for each return condition of each Adjustable Item in the relevant Section referred to in the first paragraph of this Section 6, whether positive or negative, shall be aggregated in order to determine the total Equivalency Payment due from Lessee. (For clarification, items in more than the

----------
* Confidential
                           required condition shall be netted against items in less than the required condition when determining the amount of the total payment due, provided however that such netting is only applicable to the following major components: Engines, APU and landing gear). If the cumulative Equivalency Payment after such netting is negative, it shall be deemed to be zero.

                  (d)      [intentionally omitted]

                  (e) Notwithstanding the Equivalency Payment that may be otherwise payable or available under this Section 6, if:

                           (i) Any installed Engine has less than the number of on-wing hours remaining before overhaul or major refurbishment, in accordance with the Maintenance Program, for such overhaul or major refurbishment to be scheduled not earlier than one year after the date of redelivery,

                           (ii) Any Engine life limited part has a remaining useful life until the next scheduled replacement of not less than one year after the date of redelivery,

                           (iii) The APU has remaining less than one year of the expected life before removal,

                           (iv) The main landing gear or the nose landing gear has less than the number of cycles remaining prior to removal for overhaul, for such removal for overhaul to be scheduled not earlier than one year after the date of redelivery or, the cycles exceed one hundred and ten percent (110%) of the airframe cycles, or

                           (v) The brakes have less than the C check brake wear limits with the brakes set at normal parking break pressure, or the tires have a remaining useful life of less than one year after the date of redelivery, then, in any such case, Lessee shall, at its own cost and expense, overhaul, refurbish and/or replace each non-complying item so that it meets the applicable level specified in items
                  (i) through (v) above. For avoidance of doubt, this Section 6 shall be applicable whether or not the Engines, APU or any other hour or cycle controlled component is maintained under a PBH Agreement, as contemplated by Section 5.

Section 7.        Inspection Upon Return

         Lessor shall have the right to inspect the Aircraft upon return, and the following conditions shall apply:

                  (a) Ground Inspection - The Aircraft, including the Aircraft Documents, shall be made available to Lessor for ground inspection by Lessor or its designee at Lessee's facilities. Such inspection shall commence no later than fourteen (14) Business Days prior to the date of return of the Aircraft. Lessee shall remove the Aircraft from scheduled service and open the areas of the Aircraft as required to perform the necessary checks as specified in Section 2 of this Exhibit D-1. In addition, Lessee shall allow Lessor to accomplish its inspection to determine that the Aircraft, including the Aircraft Documents are in the condition set forth in Sections 1, 2, 3 and 4 of this Exhibit D-1. During such checks, Lessor's personnel shall have the right to reasonably request that adjacent additional panels or areas be opened in order to allow further inspection by Lessor's personnel.

                  (b) Operational Ground Check - Lessee shall conduct an operations ground check on the Aircraft in accordance with the Maintenance Program manual criteria for the purpose of demonstrating to Lessor the satisfactory operation of the systems, including a full fuel tank leak check, pilot and static systems check and hydraulic system internal leak check.

                  (c) Operational Test Flight - The Aircraft shall be test flown by Lessee, using qualified flight test personnel, for the amount of time necessary to satisfactorily demonstrate the airworthiness of the Aircraft and the proper functioning of all systems and components in accordance with the agreed check flight procedures. During such test flight command, care, custody and control of the Aircraft shall remain at all times with Lessee. Up to five (5) of Lessor's designated representatives (or more if mutually agreed) may participate in such flight as observers. Upon completion of such operational flight-testing, the representatives of Lessee and Lessor participating in such testing shall agree in writing upon any discrepancies required to be corrected by Lessee in order to comply with the conditions required hereunder.

                  (d) Discrepancies - If requested by Lessor in writing, all discrepancies, which are noted during the inspection and acceptance flight(s), shall be corrected at Lessee's expense. If such discrepancies are substantiated by the Maintenance Program and Lessor determines that repairs, modifications or other work items are required to cause the Aircraft to comply with the requirements provided herein, including, without limitation, any maintenance required so that the Engines will meet all Engine parameters and trends specified by the Maintenance Program, Lessee shall cause such repairs and other work items to be commenced and completed prior to return.

Section 8.        Delegation.

         Lessee agrees that whenever a determination under this Exhibit D-1 is to be made by, or a right is granted to, the Lessor, the Lessor may, at its option, allow the Manufacturer to make such determination or exercise such right.

Section 9.        Definitions.

         For the purpose of this Exhibit D-1, the following terms have the following meanings:

          "APU" shall mean the auxiliary power unit bearing serial number __________, and any substitute APU which may from time to time be substituted therefor pursuant to the terms of the Lease.

         "CALENDAR CONTROLLED COMPONENTS OR PARTS" means those components or parts, which are identified in the MRB Report which have maintenance tasks at specific calendar-time intervals.

         "CYCLE-CONTROLLED COMPONENTS OR PARTS" means those components or parts, which are identified in the MRB Report which have maintenance tasks at specific flight-cycle intervals.

         "HOUR-CONTROLLED COMPONENTS OR PARTS" means those components or parts, which are identified in the MRB Report which have maintenance tasks at specific flight-hour intervals.

         "LIFE CYCLE FATIGUE ("LCF") PARTS" means those rotating parts which have specific cycle limits as specified by the manufacturer to preclude cycle fatigue failures.

         "MAINTENANCE REVIEW BOARD REPORT ("MRB REPORT")" means the report published by the maintenance review board detailing the intervals and description of the maintenance tasks and, where applicable, the life limits required for continued airworthiness of the Aircraft. Where the intervals specified in the MRB Report differ from the limit specified by the component manufacturer, the MRB Report shall take precedence.

         "TERMINATING ACTION" means the alteration or modification of the Aircraft in accordance with mandatory service bulletins, orders, airworthiness directives, and instructions required to eliminate repetitive inspections or maintenance action.

                                                                     Exhibit D-2

                                RETURN CONDITIONS

     This Exhibit D-2 shall be applicable only if Beneficiary notifies Lessee not later than one hundred eighty (180) days prior to the end of the Basic Term that Beneficiary is demanding payment of a deficiency amount under the Residual Value Guarantee except that this Exhibit D-2 shall be assumed to apply for the purposes stated in the definition of "RVG Appraisal Procedure".

Section 1. General Conditions.

     At the time of return, the Aircraft shall (i) have been continuously and currently maintained in accordance with the Maintenance Program, (ii) comply with the Maintenance Program as authorized by the FAA, in each case as if the Aircraft were to be kept in further commercial passenger service by Lessee, and (iii) meet the following requirements:

          (a) Operating Condition - The Aircraft shall be in good operating condition, ordinary wear and tear excepted, with all of the Aircraft equipment, components, and systems functioning in accordance with their intended use irrespective of variations or deviations authorized by the Minimum Equipment List or Configuration Deviation List. All replacement equipment, parts, components or items installed on the Aircraft shall be manufactured by the original manufacturer approved by the Manufacturer or a manufacturer holding requisite authority of the FAA, and in case of used, rotable parts, have an FAA-approved serviceable tag.

          (b) Configuration - The Aircraft shall be in the same passenger configuration with all equipment installed therein as the Aircraft was when delivered under the Manufacturer Purchase Agreement, ordinary wear and tear excepted, including replacements and substitute parts and equipment. The Aircraft shall not suffer any modification or alteration (hereinafter "Modifications") after the Delivery Date provided however that Lessee may make Modifications to the Aircraft as long as they are included as factory-installed features in EMB-145 aircraft delivered to the Lessee subsequent to the delivery of the Aircraft. The term Modifications shall be deemed to include, but not be limited to (i) changes to the Aircraft structure, performance, weight and balance, (ii) changes which materially adversely affect the Aircraft's flight qualities, operational characteristics, operational safety, ease or cost of maintenance, spare parts interchangeability or replaceability, and (iii) substitution of different types of equipment or accessories which are not equivalent in cost value and/or operation capability to the equipment or accessories being replaced, and shall exclude
               (x) changes pursuant to service bulletins issued by the Manufacturer or the OEMs, and (y) mandatory changes required to be accomplished by Lessee hereunder. All permitted Modifications made to the Aircraft shall be in accordance with FAA-approved data, and Lessee shall provide complete data and documentation to substantiate their certification, approval, and methods of compliance (including, without limitation, a copy of the Aircraft Illustrated Parts Catalog and a copy of the Aircraft Interior Configuration document). A complete listing of all modifications and repairs performed shall be supplied together with the Aircraft.
                                   Exhibit D-2                            Page 1

               Modifications, other than permitted ones, shall be removed and the appropriate repairs to the Aircraft made prior to the day of return of the Aircraft.

          (c) Certification - The Aircraft shall have, a valid and effective Certificate of Airworthiness of the type "Transport, Category (Passengers)" issued by the FAA, and shall be in full compliance with, and capable of registration under, the provisions of Part 121 of the U.S. Federal Aviation Regulations (or any successor legislation) and other US regulations applicable to the Aircraft's operation and continued airworthiness, without any restrictions, corrections, repairs, limitations, modifications or alterations or overhauls having to be performed to meet such standards.

          (d) General Appearance - The Aircraft shall be clean by commercial passenger airline standards, cosmetically acceptable, interior complete, and prepared to be placed into scheduled revenue airline operations. Interior items which may be broken shall be repaired or replaced. All decals, signs and placards shall be clean, secure and legible in the English language. The Aircraft shall meet the following minimum requirements:

               (i) Fuselage, Wings and Empennage - The fuselage shall be within Maintenance Program approved limits regarding dents and abrasions and loose or pulled rivets; all leading edges shall be within Maintenance Program approved limits regarding damage occurring since delivery; the airframe, Engines and wings shall be free of fuel, oil and hydraulic leaks so as to allow unrestricted operation; all leading edges and fuselage areas which are aerodynamically critical shall be free of any scab patches other than those required by the Manufacturer and shall be repaired with repairs which are permanent in nature in accordance with the SRM, or are made in accordance with the Manufacturer's approval.

               (ii) Interior - Ceilings, sidewalls, bulkhead panels shall be clean, free of cracks and within Maintenance Program approved limits regarding dents; all carpets and seat covers shall be in good condition and clean and meet FAR fire resistance regulations; all seats shall be serviceable and in good condition. All safety equipment shall be installed at the correct stations, a loose equipment check list and location drawings shall accompany the Aircraft and a loose equipment inventory shall be drawn up on the Delivery Date and checked on the day of return of the Aircraft.

               (iii) Cockpit - All fairing panels shall be free of cracks and shall be clean; all floor coverings shall be clean and effectively sealed and secured, all seat covers and cushions shall be in good condition and clean and shall, as applicable, conform to FAA fire resistance regulations. All seats shall be fully serviceable and in good condition. All instruments and light panels shall be clean, secure and legible, function in accordance with their intended purpose and have all lighting operating properly.

               (iv) Landing, Gear and Wheel Wells - The landing gear and all wheel wells shall be clean, free of leaks, and repaired as necessary. The main and

                                   Exhibit D-2                            Page 2
                     nose landing gear components and their associated actuators and parts shall be in a good operating condition.

               (v) Cargo Compartment, Galleys and Toilets - All cargo compartment panels shall be installed and be in good condition so as to comply with extended range operations requirements. The cargo compartments, galleys and toilet of the Aircraft shall be in a clean and presentable condition and all cargo securing system components shall be serviceable; all galley inserts (to the extent delivered with the Aircraft) shall be redelivered with the Aircraft.

               (vi) Windows - Any delamination, and crazing of the windshields and cabin windows of the Aircraft shall be within approved limits of the Maintenance Program and shall be properly sealed.

               (vii) Doors - All the doors of the Aircraft shall be free moving, correctly rigged and properly sealed and all door assist mechanisms shall be charged in accordance with the AMM.

          (e) Airworthiness Directives and Service Bulletins - All FAA Airworthiness Directives and amendments or changes to Aviation Regulations issued by the FAA and applicable to the Aircraft which require compliance within a period of six (6) months following the day of return of the Aircraft (or the equivalent hours or cycles, based on the Lessee's EMB-145 last four 4) years of operation average monthly utilization) shall have been accomplished on a Terminating Action basis and in compliance with the issuing agency's and the manufacturer's associated service bulletins, regardless of any operator-specific waiver, deferral, or deviation from such directive or regulation. The Aircraft shall have installed on it all Manufacturer and OEM service bulletin kits requested by Lessee and actually received by Lessee in respect of the Aircraft, and if not installed, Lessee shall deliver them together with the Aircraft at no charge.

          (f) Deferred Maintenance - The Aircraft shall be free of all deferred or carried over maintenance items, including without limitation, any pilot log book reports, maintenance reports, and the Aircraft's Central Maintenance Computer reports. Any such deferred or carried over maintenance shall be promptly accomplished in a terminating manner prior to the return of the Aircraft at the end of the term of the Lease.

          (g) Corrosion - The Maintenance Program shall include a corrosion control program based on the corrosion prevention, treatment and correction criteria recommended by the Manufacturer in the CPCP. The Aircraft shall be free from corrosion or shall have been adequately treated in compliance with the Maintenance Program. Complete details of the corrosion control program, as well as a summary of specific corrosion correction, of the Aircraft in accordance with the Maintenance Program shall be available for delivery together with the Aircraft. This summary shall include Lessee's identifying the Manufacturer's task identifier and cross referencing, Lessee's identifier indicating status of accomplishment and findings and incorporation status relative to all

                                   Exhibit D-2                            Page 3
               recommended corrective and preventative actions. The hydraulic system and fuel tanks shall be free from contamination as demonstrated by a laboratory report to be performed after the Aircraft is removed from service and delivered together with the Aircraft.

          (h) Leased Components - The Aircraft shall be free and clear of all Liens other than any Lessor's Liens and at return shall not have installed thereon any equipment, components and/or parts which are leased or loaned or otherwise owned by a third party.

          (i) Records - The Aircraft shall be accompanied by all Aircraft Documents. The Aircraft Documents shall be provided in English, and be in good condition, readable and capable of being reproduced.

               (i) All Parts, components and assemblies identified with safe-life, hard time or condition monitored limits (to the extent that such condition monitored items are to be tracked in accordance with the approved Maintenance Program) shall be provided with part number, serial number, their service histories, accumulated cycles and flight hours, safe-life, hard time or condition monitored limits and remaining service lives on a separate listing and where practicable, be physically verified as installed and have hard copy documentation (i.e., appropriate overhaul or serviceable vendor tags and work orders) to verify their service histories.

               (ii) All components and assemblies, which are, identified on the maintenance records by part numbers and/or serial numbers other than the Manufacturer's or other manufacturer's shall be provided with two-way cross-reference listing necessary to establish complete traceability.

               (iii) All documentation, flight records, and maintenance records as specified herein and as specified by Federal Aviation Regulations Sections 121.380, and, as applicable, Section
                     91.417 and 91.419 (or FAR's as amended), and which normally accompany the transfer of an aircraft or engine shall be delivered together with the Aircraft. In the event of missing or incomplete records, the tasks necessary to produce such complete records shall be accomplished in accordance with the Maintenance Program prior to return of the Aircraft.

               (iv) All documentation and records shall be in English and shall be made available for inspection in the location they are normally kept which location shall permit direct access to the Aircraft, at least 14 Business Days before the day of return of the Aircraft.

               (v) Any and all documentation, data, drawings, records and manuals as required to be maintained by the FAA and SMRD, shall be provided, regardless of whether such information is considered proprietary.

               (vi) Hard Landing inspection reports, Lightning Strike inspection reports or High Intensity Radiated Field (HIRF) check reports as may be required

                                   Exhibit D-2                            Page 4
                     should Aircraft records show evidence of any occurrence indicating such inspections or checks to be necessary.

               (vii) Corrosion Prevention & Control Program (CPCP) inspection findings and correction reports, as required by the Maintenance Program.

          The head of Lessee's quality control department shall sign a statement certifying that the data and information contained in the documentation and records are true and correct.

          (j) Exterior Markings - At time of return of the Aircraft, Lessee shall, at its cost remove from the exterior and interior of the Aircraft Lessee's operator specific exterior and interior markings. The area where such markings were removed or painted over shall be refurbished by Lessee as necessary to blend in with the surrounding surface in a good and workmanlike manner.

          (k) Overhaul and Repair - All components, rotables, and assemblies (including the Engines, APU, and landing gears) shall be documented with work orders, vendor serviceable tags, 8130 tags, form 337, etc. to have been repaired or overhauled by FAA-certified repair stations in such manner so that such components, rotables, assemblies, Engines, APU, and landing gears are approved by the FAA for use on United States-registered and certified aircraft. All overhaul and repair procedures shall have met all FAA requirements necessary to transfer to a new operator under Part 121 of the U.S. Federal Aviation Regulations.

          (l) Structural Repairs - All repairs that were performed since the Delivery Date and that then exist on the Aircraft shall conform to the SRM and the AMM and shall have FAA approval if required, including without limitation repairs related to impact damage to the Aircraft caused by ground handling equipment or foreign objects. All repairs not covered by the SRM or the AMM shall have been made in accordance with the Manufacturer's approval if required, which approval shall not be unreasonably be withheld and shall be provided with complete data and documentation to verify and substantiate their certification and methods of compliance. A complete listing of all repairs performed shall be supplied together with the Aircraft.

Section 2. Condition of Airframe.

     On the day of return, the Aircraft shall be as follows:

          (a) C Check Inspection - The Airframe shall have completed, within 100 flight hours of return, the next sequential C check or any multiple thereof. If the Aircraft has logged more than 100 flight hours since the last C check or any multiple thereof, then Lessee shall perform the next scheduled C check or any multiple thereof, as applicable. All observed defects observed during such C check shall be rectified at Lessee's expense, in accordance with the Maintenance Program;

          (b) Structural and other scheduled Inspections - The Airframe shall have at least twelve (12) months, or two thousand (2,000) flight hours or cycles, whichever is applicable or most limiting, remaining before any scheduled structural tasks or

                                   Exhibit D-2                            Page 5
               maintenance inspections which are not included in (a) above. In the event that a structural task or maintenance inspection interval is less than the above, Lessee shall, at its expense, perform all such tasks immediately prior to return of the Aircraft;

          (c) Landing Gear Life - The main Landing Gear and the nose Landing Gear shall have at least fifty percent (50%) of the cycles remaining prior to removal for overhaul in accordance with the Maintenance Program, and the landing gear total cycles since new ("TCSN") shall be no more than ten percent (10%) greater than the airframe TCSN;

          (d) Brakes - The brakes shall have no less than the C check brake wear limits with the brakes set at normal parking break pressure. The tires shall have a remaining useful life of at least fifty percent (50%).

Section 3. Condition of Controlled Components.

     Aircraft and Engine hour or cycle controlled components or parts, at time of return to Lessor, shall have remaining, as a minimum, one half life and/or fifty percent (50%) of the Lessee's approved hour or cycle limit, whichever is applicable or most limiting, before any scheduled removals for overhaul, test, disassembly or replacement. All components or parts controlled on a calendar basis shall have at least twelve (12) months or fifty percent (50%) of its total approved life in hours or cycles, if greater remaining before scheduled removal for testing, overhaul or replacement.

     However, if a component or part has a life, overhaul or check interval limit that is less than the above, Lessee shall, at its expense, perform all such tasks immediately prior to return. All such hour/cycle or calendar controlled components or parts are defined as those components or parts controlled under the Maintenance Program.

Section 4. Condition of Installed Engines and APU.

     At time of return, each Engine shall be capable of certificated, full rated performance and its life limited parts ("LLP") will have at least fifty percent (50%) of cycles between installation and replacement under the Maintenance Program.

          (a) Time remaining - Each Engine shall have completed no more than 2,500 flight hours since new or since its last full performance restoration shop visit at which it was subject to a full engine management program rework, based on the reliability goals set out in Rolls-Royce Alison workscope guide, which currently state that the workscope is designed to give 30 degrees centigrade of exhaust gas temperature margin and 5,000 flight hours of on-wing life. To the extent that the shop workscope guide is amended in the future to include different reliability goals then the engine shall have at least fifty percent (50%) of the on-wing hours remaining in accordance with such amended shop workscope guide.

          (b) Borescope Inspection - On each installed Engine an external visual inspection, accessory inventory check and video-taped borescope inspection in accordance with the requirements of the Maintenance Program shall be performed by Lessee or a designated representative as mutually agreed between Lessee and Lessor

                                   Exhibit D-2                            Page 6
               during the ground inspection per Section 7(a) of this Exhibit D-2 accompanied by a written report on the findings of such inspection herein and satisfactory evidence shall be provided to Lessor reflecting the correction of any discrepancies found during such inspection.

          (c) Adverse Trend Data - Complete engine records, including but not limited to (i) Group A (Lifed) components (as listed in Engine Manufacturer's Time Limits Manual) as approved by the FAA and
               (ii) in flight performance data and (iii) shop visit reports from all shop visits, shall be made available to Lessor for review and evaluation. If the Aircraft and/or engine historical and maintenance records and/or trend monitoring indicate a rate of acceleration in performance deterioration or oil consumption on any installed engine beyond the limits of the Maintenance Program, the causes of such conditions shall have been corrected prior to the return date.

          (d) Oil spectrum analysis - an oil spectrum analysis shall be made on the installed Engines after the Aircraft is removed from service and a written report shall be made available together with the Aircraft. Any discrepancy found in the engine's lubrication system shall have been corrected prior to the return date.

          (e) APU Life - The installed APU shall have remaining at least fifty percent (50%) of the expected mean time before removal as evidenced by the Lessee's demonstrated on-wing last two years average for APU hours, before scheduled removal for overhaul, heavy maintenance, or replacement of hour limited or LCF parts at the time of return. The APU shall have a video taped borescope inspection and magnetic plug inspection during the ground inspection per Section 7(a) of this Exhibit D-2.

Section 5. Provision for "Power-By-The Hour Agreements".

     If the Engines, APU, or any other hour or cycle controlled components on the day of return are maintained under valid PBH Agreements (as defined below) (and either have been maintained throughout the Term under PBH Agreements, or Lessee has made payments to the maintenance provider to cover the period in which such components where not under such PBH Agreements), under which the Lessee is current on all payments and otherwise in good standing, then, in lieu of the relevant requirements in Sections 2(c), 2(d), 3, 4(a) or 4(e) of this Exhibit D-2, the Lessee shall return each such component in such condition as shall make it eligible for continued maintenance under PBH Agreements, without additional costs, start-up charges, or overhaul requirements. For the purposes hereof, a "PBH Agreement" shall mean a "power-by-the-hour" maintenance program, provided by the Engines, APU or component manufacturer or its successor or designee, providing full maintenance (other than routine day-to-day maintenance; provided, that foreign-object damage and abuse may be excluded or separately charged) for the Engines, APU or such components at no cost other than standard per-cycle rates (i.e., excluding charges based on the current maintenance status of such component), all benefits of which program, including but not limited to the payments made by Lessee under such PBH Agreements while operating the Aircraft, shall be assignable or otherwise transferable to any other carrier without restrictions of any kind.

                                   Exhibit D-2                            Page 7

Section 6. Return Condition Adjustment.

          (a) Each item referred to in Sections 2(c), 2(d), 3, the first two lines of Section 4 and in Section 4(a) and 4(e) (each such item, an "Adjustable Item" and each such section, an "Adjustable Return Condition") may be returned with less than the required limits, subject, however, to the minimum requirements set forth in item
               (e) below.

          (b) If the Lessee does not meet the conditions set forth for an Adjustable Item in the relevant Adjustable Return Condition then Lessee shall pay to the Lessor (for deficient condition) an Equivalency Payment in accordance with the following formula:

                                        [*]


          The components of the formula above shall be as agreed between Lessor and the Lessee. If Lessor and the Lessee fail to reach agreement on any components of the above formula, such amount will be determined as the average price that would be charged by a third party to restore the Aircraft to the conditions required under the Lease and this Exhibit D-2, based on one quotation obtained by Lessor and one quotation obtained by Lessee, both from a reputable, FAA and Manufacturer-approved EMB-145 repair station in the United States. If the prices of such quotations differ by more than ten percent (10%), Lessor and Lessee shall obtain a third quotation from another reputable, FAA and Manufacturer-approved EMB-145 repair station in the United States, the quotation which is farthest from the average of all three quotations shall be disregarded and the average of the two remaining quotations shall be binding upon Lessor and Lessee as the components of the formula.

          (c) The Equivalency Payment for each return condition of each Adjustable Item in the relevant Section referred to in the first paragraph of this Section 6, whether positive or negative, shall be aggregated in order to determine the total Equivalency Payment due from Lessee. (For clarification, items in more than the

                                   Exhibit D-2                            Page 8

----------
* Confidential
               required condition shall be netted against items in less than the required condition when determining the amount of the total payment due, provided however that such netting is only applicable to the following major components: Engines, APU and landing gear). If the cumulative Equivalency Payment after such netting is negative, it shall be deemed to be zero.

          (d) In no event shall the Equivalency Payment due from the Lessee to the Manufacturer exceed the aggregate amount of any payment and expenses that the Manufacturer may make under the Residual Value Guarantee.

          (e) Notwithstanding the equivalency charges that may be otherwise payable or available under this Section 6, if:

               (i) Any installed Engine has completed more than 3,750 flight hours since new or since its last full performance restoration shop visit at which it was subject to a full engine management program rework (or less than twenty-five percent (25%) of the on-wing hours remaining in accordance with an amended RR Allison shop workscope guide),

               (ii) Any Engine life limited part has a remaining useful life until the next scheduled replacement of less than twenty five percent (25%),

               (iii) The APU has remaining less than twenty five (25%) of the expected mean time before removal,

               (iv) The main landing gear or the nose landing gear has less than twenty five percent (25%) of the cycles remaining prior to removal for overhaul, or the cycles exceed one hundred and ten percent (110%) of the airframe, or

               (v) The brakes have less than the C check brake wear limits with the brakes set at normal parking break pressure, or the tires have a remaining useful life of less than twenty five percent (25%), then, in any such case, Lessee shall, at its own cost and expense, overhaul, refurbish and/or replace each non-complying item so that it meets the applicable level specified in items (i) through (v) above.

Section 7. Inspection Upon Return

     Lessor shall have the right to inspect the Aircraft upon return, and the following conditions shall apply:

          (a) Ground Inspection - The Aircraft including the Aircraft Documents shall be made available to Lessor for ground inspection by Lessor or its designee at Lessee's facilities. Such inspection shall commence no later than fourteen (14) Business Days prior to the date of return of the Aircraft. Lessee shall remove the Aircraft from scheduled service and open the areas of the Aircraft as required to

                                   Exhibit D-2                            Page 9
               perform the necessary checks as specified in Section 2 of this Exhibit D-2. In addition, Lessee shall allow Lessor to accomplish its inspection to determine that the Aircraft, including the Aircraft Documents are in the condition set forth in Sections 1, 2, 3 and 4 of this Exhibit D-2. During such checks, Lessor's personnel shall have the right to reasonably request that adjacent additional panels or areas be opened in order to allow further inspection by Lessor's personnel.

          (b) Operational Ground Check - Lessee shall conduct an operations ground check on the Aircraft in accordance with the Maintenance Program manual criteria for the purpose of demonstrating to Lessor the satisfactory operation of the systems, including a full fuel tank leak check, pilot and static systems check and hydraulic system internal leak check.

          (c) Operational Test Flight - The Aircraft shall be test flown by Lessee, using qualified flight test personnel, for the amount of time necessary to satisfactorily demonstrate the airworthiness of the Aircraft and the proper functioning of all systems and components in accordance with the agreed check flight procedures. During such test flight command, care, custody and control of the Aircraft shall remain at all times with Lessee. Up to five (5) of Lessor's designated representatives (or more if mutually agreed) may participate in such flight as observers. Upon completion of such operational flight-testing, the representatives of Lessee and Lessor participating in such testing shall agree in writing upon any discrepancies required to be corrected by Lessee in order to comply with the conditions required hereunder.

          (d) Discrepancies - If requested by Lessor in writing, all discrepancies, which are noted during the inspection and acceptance flight(s), shall be corrected at Lessee's expense. If such discrepancies are substantiated by the Maintenance Program and Lessor determines that repairs, modifications or other work items are required to cause the Aircraft to comply with the requirements provided herein, including, without limitation, any maintenance required so that the Engines will meet all Engine parameters and trends specified by the Maintenance Program, Lessee shall cause such repairs and other work items to be commenced and completed prior to return.

Section 8. Delegation.

     Lessee agrees that whenever a determination under this Exhibit D-2 is to be made by, or a right is granted under this Exhibit D-2 to, the Lessor, the Lessor may, at its option, allow the Manufacturer to act as the authorized representative of the Lessor and make such determination or exercise such right.

Section 9. Definitions.

     For the purpose of this Exhibit D-2, the following terms have the following meanings:

         "RVG APPRAISAL PROCEDURE" means this procedure shall apply only if Lessee exercises the FMV Purchase Option and Beneficiary provides a Residual Notice pursuant to Section 3 of Exhibit A-2 of the Lease and shall be used in such case to determine the Fair Market Sales Value of the Aircraft as herein provided. Manufacturer, Beneficiary and Lessee shall, within thirty (30)

                                   Exhibit D-2                           Page 10
     calendar days after Beneficiary has delivered a Residual Notice, each obtain appraisal values from a recognized independent appraiser (one to be selected by Manufacturer, one by Beneficiary, and one by Lessee), and the average value as determined by the appraisers shall be binding on Manufacturer, Beneficiary and Lessee; provided that if the value or values determined by one or more of the appraisers differs from the average of the values determined by all three appraisers by more than five percent (5%) of such average, the value which differs the most from such average shall be excluded, and the average of the values determined by the other two appraisers shall be binding on Manufacturer, Beneficiary and Lessee. Manufacturer, Beneficiary and Lessee shall each pay its own appraiser. Each appraiser must be associated with a professional organization of aircraft appraisers and each appraisal shall be conducted pursuant to ISTAT 1994 (or any successor) appraisal methods, definitions and assumptions. Fair Market Sales Value as determined hereunder shall mean the value that would be obtained in an arms'-length transaction between an informed and willing buyer-user (other than a lessee currently in possession or a used equipment dealer) under no compulsion to buy and an informed and willing seller under no compulsion to sell. In determining Fair Market Sales Value, it will be assumed that the Aircraft is in the condition, location and overhaul status in which it is required to be returned to the Lessor pursuant to Article XVIII of the Lease, without allowance for any return condition adjustments otherwise permitted by Section 6 of this Section D-2, that Exhibit D-2 of the Lease will apply, that the Lessee has removed all Parts which it is entitled to remove pursuant to Article IX of the Lease and that the Aircraft is not encumbered by the Lease or any Lien.

     "APU" shall mean the auxiliary power unit bearing serial number __________, and any substitute APU which may from time to time be substituted therefor pursuant to the terms of the Lease.

     "CALENDAR CONTROLLED COMPONENTS OR PARTS" means those components or parts, which are identified in the MRB Report which have maintenance tasks at specific calendar-time intervals.

     "CYCLE-CONTROLLED COMPONENTS OR PARTS" means those components or parts, which are identified in the MRB Report which have maintenance tasks at specific flight-cycle intervals.

     "HOUR-CONTROLLED COMPONENTS OR PARTS" means those components or parts, which are identified in the MRB Report which have maintenance tasks at specific flight-hour intervals.

     "LIFE CYCLE FATIGUE ("LCF") PARTS" means those rotating parts which have specific cycle limits as specified by the manufacturer to preclude cycle fatigue failures.

     "MAINTENANCE REVIEW BOARD REPORT ("MRB REPORT")" means the report published by the maintenance review board detailing the intervals and description of the maintenance tasks and, where applicable, the life limits required for continued airworthiness of the Aircraft. Where the intervals specified in the MRB Report differ from the limit specified by the component manufacturer, the MRB Report shall take precedence.

     "TERMINATING ACTION" means the alteration or modification of the Aircraft in accordance with mandatory service bulletins, orders, airworthiness directives, and instructions required to eliminate repetitive inspections or maintenance action.

                                   Exhibit D-2                           Page 11

                                                                  EXHIBIT E-1 TO
                                                          THE PURCHASE AGREEMENT

                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

          THIS ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of ___________, ________ between [_____________________] (the "TRANSFEREE") and
________________________________________ (the "TRANSFEROR").

                              W I T N E S S E T H:

          WHEREAS, the Transferor is a party to an Aircraft Purchase Agreement [N288SK], dated as of June 5, 2001 among Solitair Corp., Chautauqua Airlines, Inc. (the "Lessee"), the Transferor and Wells Fargo Bank Northwest, National Association, not in its individual capacity (except as otherwise expressly provided therein) but solely as Owner Trustee (as the same may be from time to time amended, the "PURCHASE AGREEMENT") and certain other Transaction Documents (as defined herein);

          WHEREAS, the Transferor desires to sell and assign to the Transferee [all of]/[an undivided interest in] its right, title and interest in, to and under the Trust Agreement (as defined in the Purchase Agreement) (except as reserved below), and the Transferee desires to (i) purchase and accept from the Transferor the assignment of [all of]/[such undivided interest in] the Transferor's right, title and interest in, to and under the Trust Agreement (except as reserved below) and (ii) assume the Assumed Obligations (as defined herein); and

          WHEREAS, capitalized terms used herein without definition and which are defined in the Purchase Agreement are used herein with the respective meanings given such terms in the Purchase Agreement;

          NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties agree as follows:

          1. ASSIGNMENT. Effective as of the date hereof (the "TRANSFER DATE"), the Transferor hereby irrevocably sells, assigns, transfers, conveys and sets over to the Transferee [all of]/[an undivided interest in ___ portion of] its right, title and interest in, to and under the Trust Estate, the Purchase Agreement, the Trust Agreement, the Tax Indemnity Agreement and all other Operative Documents (as defined in the Purchase Agreement), agreements, contracts, documents and instruments executed and delivered at any time prior to the execution and delivery of this Agreement in connection with any of the foregoing (the "TRANSACTION DOCUMENTS"), and any proceeds therefrom, except such rights of the Transferor as have arisen or accrued prior to the Transfer Date (such excepted rights to include, without limitation, the right to receive any amounts due or accrued to the Transferor under any Transaction Document as of a date prior to the Transfer Date and the right to enforce any terms under the Purchase Agreement

                                                           Exhibit E-1 -- Page 1
or the Tax Indemnity Agreement with respect to acts or events occurring prior to the Transfer Date).

          2. ASSUMPTION. The Transferee hereby assumes all of the obligations, liabilities and duties of the Transferor arising from and after the Transfer Date under each Transaction Document [with respect to the undivided interest therein transferred hereunder] (the "ASSUMED OBLIGATIONS") and confirms that from and after the Transfer Date it shall be deemed a party to each Transaction Document to which the Transferor is a party and shall be bound by all the terms thereof (including the agreements and obligations of the Transferor set forth therein) as if it were named as the Transferor therein.

          3. FURTHER ASSURANCES. Each party hereto shall, at any time and from time to time, upon the request of the other party hereto, promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the other party may reasonably request to obtain the full benefits of this Agreement and of the rights and powers herein granted.

          4. REPRESENTATIONS AND WARRANTIES. The Transferee hereby represents and warrants to the other parties hereto that:

          (a) ORGANIZATION; AUTHORITY. The Transferee (i) is a __________ duly organized, validly existing and in good standing under the laws of ___________________ and (ii) has the full [corporate] power and authority to conduct its business as presently conducted, to own or hold under lease its properties and to execute, deliver and perform this Agreement and to perform the Assumed Obligations.

          (b) DUE AUTHORIZATION. The execution, delivery and performance of this Agreement and the performance of the Assumed Obligations have been duly authorized by all necessary corporate action on the part of the Transferee.

          (c) CONFLICT. The execution, delivery and performance by the Transferee of this Agreement and the performance of the Assumed Obligations and the consummation or performance by the Transferee of the transactions contemplated thereby will not conflict with or result in any violation of, constitute a default under, or result in the creation of any Lien upon any property of the Transferee under, any term of the Certificate of Incorporation or By-laws of the Transferee or any agreement, mortgage, contract, indenture, lease or other instrument, or any Applicable Law, by which the Transferee or its properties or assets are bound, except for any such violation, conflict or default which would not have a material adverse effect on the Transferee or its ability to perform the Assumed Obligations.

          (d) GOVERNMENT CONSENTS. Neither the execution or delivery of this Agreement and the performance of the Assumed Obligations nor the consummation of any of the transactions contemplated hereby or thereby by the Transferee requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of any United States federal, state or other governmental authority or agency, including any judicial body, that would be required to be taken or obtained by the Transferee.

                                                           Exhibit E-1 -- Page 2

          (e) LEGAL, VALID AND BINDING OBLIGATIONS. The Assumed Obligations and this Agreement constitute the legal, valid and binding obligations of the Transferee enforceable against the Transferee in accordance with their respective terms except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the rights of creditors generally and by general principles of equity, regardless of whether enforcement is pursuant to a proceeding in equity or at law.

          (f) LITIGATION. There are no pending or, to the knowledge of the Transferee, threatened actions or proceedings against the Transferee by or before any court or administrative agency or arbitrator that, either individually or in the aggregate, are reasonably likely to materially adversely affect the ability of the Transferee to perform its obligations under this Assumption Agreement or the Assumed Obligations.

          (g) SECURITIES REPRESENTATION. The Transferee is acquiring its interest in the Trust Estate for investment and not with a view to any resale or distribution thereof, but subject, nevertheless, to any requirement of law that the disposition of its property remain within its control at all times, and that neither it nor anyone authorized by it to act on its behalf has directly or indirectly offered any interest in the Trust Estate, or any similar security for sale to, or solicited any offer to acquire any of the same from, anyone.

          (h) LESSOR'S LIENS. Upon the execution of this Assumption Agreement, there will be no Lessor's Lien attributable to the Transferee on the Trust Estate.

          (i) ERISA. No part of the funds to be used by the Transferee to acquire the interests to be acquired by it hereunder constitutes assets (within the meaning of ERISA and any rules and regulations thereunder) of any ERISA plan.

          (j) PERMITTED TRANSFEREE. The Transferee is a bank, savings institution, finance company, leasing company or trust company, national banking association acting for its own account or in a fiduciary capacity as trustee or agent under any pension, retirement, profit sharing or similar trust or fund, insurance company, financial institution, fraternal benefit society or a corporation acting for its own account having a combined capital and surplus (or, if applicable, consolidated net worth or its equivalent) of not less than $25,000,000.(1) [The Transferee is an Affiliate(2) of the transferring Beneficiary having a combined capital and surplus (or, if applicable, consolidated net worth or its equivalent) of not less than $25,000,000.](3) The Transferee is reasonably experienced in equipment leasing and financing transactions. The Transferee is not (x) an airline or other Person engaged in air transportation or a competitor of Lessee in the business of air transportation or any Affiliate thereof, (y) a party adverse to the Lessee or any Affiliate of the Lessee in any pending litigation or arbitration (whether as plaintiff

----------
(1) If a guaranty is being provided pursuant to Section 10(b)(v) of the Purchase Agreement, replace "The Transferee" at the beginning of this sentence with the name of the guarantor.

(2) Include if the Transferee is an Affiliate of the transferring Beneficiary.

(3) There shall be no such net worth requirement if the transferring Beneficiary remains liable for the obligations of such Affiliate under the Operative Documents.

                                                           Exhibit E-1 -- Page 3
or defendant) or (z) a Person that has overtly threatened to initiate any such litigation or arbitration against Lessee or any Affiliate of Lessee.

             Notwithstanding the foregoing or anything else contained in this Agreement, the Transferee makes no representation or warranty in this Agreement with respect to laws, rules or regulations relating to aviation or to the nature or use of the equipment owned by the Owner Trustee, including, without limitation, the airworthiness, value, condition, workmanship, design, patent or trademark infringement, operation, merchantability or fitness for use of the Aircraft.

          5. RELIANCE. The representations, warranties, covenants and agreements of the Transferee are made for the benefit of, and may be relied upon by, the Owner Trustee, Lessee and Transferor (collectively, the "BENEFICIARIES"), and each of the Beneficiaries shall be deemed to be an express third party beneficiary with respect thereto, entitled to enforce directly and in its own name any rights or claims it may have against such Transferee as such beneficiary.

          6. PAYMENTS. Transferor hereby covenants and agrees to pay over to Transferee, if and when received on or following the Transfer Date, any amounts (including any sums payable as interest in respect thereof) paid to or for the benefit of Transferor that, under Section 2 hereof, belong to Transferee, and Transferee hereby covenants and agrees to pay over to Transferor, if and when received on or following the Transfer Date, any amounts (including any sums payable as interest in respect thereof) paid to or for the benefit of Transferee that, under Section 2 hereof, belong to Transferor.

          7. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto on separate counterparts (or upon separate signature pages), all of which together shall constitute but one and the same instrument.

          8. GOVERNING Law. THIS AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                                                           Exhibit E-1 -- Page 4

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered on the date first above written

                                   [                                          ]
                                    ------------------------------------------
                                   Transferor

                                   By:
                                      -----------------------------------------
                                       Name:
                                       Title:

                                   [                                          ]
                                    ------------------------------------------
                                   Transferee

                                   By:
                                      -----------------------------------------
                                       Name:
                                       Title:

                                                           Exhibit E-1 -- Page 5

                                                                  EXHIBIT E-2 TO
                                                          THE PURCHASE AGREEMENT

                           FORM OF GUARANTY AGREEMENT

                                                   [DATE]

         Re: Chautauqua Airlines, Inc. - One Embraer model EMB-145LR Aircraft Bearing United States Registration No. N288SK

Ladies and Gentlemen:

     Reference is made to that certain Assignment and Assumption Agreement dated as of _______________ (the "ASSIGNMENT AGREEMENT") by and between _______________ ("BENEFICIARY") and _______________ ("ASSIGNEE"). Assignee is a
direct or indirect subsidiary of the undersigned, _____________________, a ____________ ("GUARANTOR"). Except as otherwise noted herein, all capitalized terms used herein shall have the respective defined meanings set forth in (1) that certain Purchase Agreement [N288SK] (the "PURCHASE AGREEMENT"), dated as of June 5, 2001 among Solitair Corp., Chautauqua Airlines, Inc. (the "Lessee"), the Beneficiary and Wells Fargo Bank Northwest, National Association, a national banking association, not in its individual capacity, except as expressly provided therein, but solely as Owner Trustee ("OWNER TRUSTEE"); and (2) that certain Aircraft Lease Agreement [N288SK] (the "LEASE"), dated as of June 5, 2001 between the Owner Trustee, as Lessor and the Lessee, as Lessee (each of the Lessee and the Owner Trustee, together with its successors and permitted assigns, a "GUARANTEED PARTY").

     In connection with the transactions contemplated by the Assignment Agreement, Guarantor represents and warrants to, and covenants with, each Guaranteed Party, as follows:

     1. OWNERSHIP OF ASSIGNEE. Assignee is a direct or indirect subsidiary of Guarantor.

     2. REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants that Guarantor is duly organized and validly existing in good standing under the laws of _____________. The execution, delivery and performance of this Guaranty Agreement are within Guarantor's power and authority, have been duly authorized by all necessary corporate action on the part of the Guarantor and do not contravene the charter or the by-laws of Guarantor or any indenture, mortgage, credit agreement, note, long-term lease or other material agreement to which Guarantor is a party or by which Guarantor is bound, and this Guaranty Agreement constitutes a legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms.

     3. SUBMISSION TO JURISDICTION, ETC. Guarantor hereby agrees to be bound, to the same extent Beneficiary is bound, by the provisions of Section 12(b) of the Purchase Agreement, which are incorporated herein by reference as if fully set forth herein.

                                                           Exhibit E-2 -- Page 1

     4. UNDERTAKINGS.

     (a) Guarantor hereby unconditionally and irrevocably guaranties not merely as surety but as primary obligor, the due and punctual: (i) performance by Assignee of all of the obligations of the "Beneficiary" under the Operative Documents assumed by Assignee under the Assignment Agreement; (ii) payment of any and all sums which are payable by the Beneficiary pursuant to any of the Operative Documents which payment obligations were assumed by Assignee under the Assignment Agreement; and (iii) performance of, observance of and compliance with all other obligations, covenants and undertakings and representations and warranties of, or made by, Assignee in the Assignment Agreement or the Beneficiary contained in or arising under the Operative Documents and assumed by Assignee under the Assignment Agreement (such payments and other obligations referred to in this Section 4(a) hereinafter referred to as the "OBLIGATIONS"). Guarantor agrees that it will not use the assets of any ERISA Plan to fund its payment obligations hereunder.

     (b) Guarantor agrees that this Guaranty Agreement is an unconditional and absolute guaranty of payment and performance (not merely collectability), that its undertakings hereunder are not contingent upon any Guaranteed Party bringing any action against Assignee or resorting to any security and hereby expressly waives any claim that its undertakings hereunder are so contingent.

     (c) Guarantor irrevocably waives promptness, diligence, demand, and all notices whatsoever as to the Obligations guaranteed hereby, and any other circumstances which might otherwise constitute a defense available to it, or a discharge of it (other than the defense of payment or performance), and agrees that it shall not be required to consent to or receive any notice of any amendment or modification of, or waiver, consent or extension with respect to, the Purchase Agreement or the other Operative Documents to which Assignee is a party that may be made or given as provided herein or otherwise.

     (d) Guarantor further agrees to pay all expenses (including, without limitation, all fees and disbursements of counsel) that may be paid or incurred by any Guaranteed Party in enforcing any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guaranty Agreement.

     (e) Guarantor understands and agrees that its obligations hereunder shall be construed as continuing, absolute and unconditional without regard to (i) the validity, regularity or enforceability of any Operative Document, any of the Obligations or any collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Guaranteed Party, (ii) any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to or be asserted by the Assignee against any Guaranteed Party, or (iii) any other instances whatsoever (with or without notice to or knowledge of the Assignee or the Guarantor) that constitutes, or might be construed to constitute, an equitable or legal discharge of Assignee for the Obligations, or of Guarantor under this Guaranty Agreement, in bankruptcy or in any other instance.

     5. NO DISCHARGE. The obligation of Guarantor hereunder will not be discharged by: (a) any extension or renewal with respect to any obligation of Assignee, as Beneficiary, under

                                                           Exhibit E-2 -- Page 2
the Operative Documents; (b) any modification of, or amendment or supplement to, any such agreement; (c) any furnishing or acceptance of additional security or any release of any security; (d) any waiver, consent or other action or inaction or any exercise or non-exercise of any right, remedy or power with respect to Assignee, or any change in the structure of Assignee; (e) any insolvency, bankruptcy, reorganization, arrangement, composition, liquidation, dissolution or similar proceedings with respect to Assignee; (f) except as provided in
Section 6 any change in ownership of the shares of capital stock of Guarantor or Assignee; or (g) any other occurrence whatsoever, except payment in full of all amounts payable by Assignee, as Beneficiary, under the Operative Documents and performance in full of all Obligations of Assignee, as Beneficiary, in accordance with the terms and conditions of the Operative Documents.

     6. TRANSFERS. The Guarantor may assign, convey or otherwise transfer its obligations hereunder to any other Person (hereinafter referred to as the "TRANSFEREE GUARANTOR"), provided that (a) the Transferee Guarantor enters into an agreement substantially in the form of this Guaranty Agreement and (b) the Transferee Guarantor meets the requirements of Section 10(b)(iv) of the Purchase Agreement relating to a "guarantor". If pursuant to Section 10(b)(iv) of the Purchase Agreement or the preceding sentence, a new guaranty shall be delivered or the obligations of the Guarantor shall be transferred, the Transferee Guarantor shall deliver an opinion or opinions of counsel substantively similar to the form of opinion attached to the Purchase Agreement as Exhibit G to the effect that the obligations incurred by the Transferee Guarantor pursuant hereto constitute the legal, valid, binding and enforceable obligations of such Transferee Guarantor. Upon the satisfaction by the Guarantor of the conditions set forth in this Section 6, the Guarantor shall be released and discharged of any and all further obligations under this Guaranty Agreement.

     7. REINSTATEMENT. Guarantor agrees that this Guaranty Agreement shall be automatically reinstated with respect to any payment made prior to the termination of this Guaranty Agreement by or on behalf of Assignee pursuant to the Purchase Agreement or the other Operative Documents to which Assignee is a party if and to the extent that such payment is rescinded or must be otherwise restored, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.

     8. NO SUBROGATION. Notwithstanding any payment or payments made by Guarantor hereunder or any set-off or application of funds of Guarantor by any Guaranteed Party, Guarantor shall not be entitled to be subrogated to any of the rights of Guaranteed Party against Assignee or any collateral, security or guarantee or right of set-off held by any Guaranteed Party for the payment of the Obligations, nor shall Guarantor seek or be entitled to seek any reimbursement from the Assignee in respect of payments made by Guarantor hereunder, until all amounts and performance owing to the Guaranteed Parties by Assignee on account of the Obligations are paid and performed in full.

     9. SEVERABILITY. Any provision of this Guaranty Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                                                           Exhibit E-2 -- Page 3

     10. MISCELLANEOUS. This Guaranty Agreement shall: (a) be binding upon Guarantor, its successors and assigns; (b) inure to the benefit of, and be enforceable by, the Guaranteed Parties but shall not, and is not intended to, create rights in any other third parties; (c) not be waived, amended or modifiedthe written consent of each of the Guaranteed Parties; (d) be governed by and construed in accordance with, the internal laws of the State of New York, and (e) remain in full force and effect until the earlier of (i) payment in full of all sums payable by Assignee, as Beneficiary, under the Assignment Agreement and the Operative Documents and by Guarantor hereunder, and performance in full of all other Obligations of Assignee, as Beneficiary, under the Assignment Agreement and the Operative Documents and (ii) the compliance by Guarantor with
Section 6. All notices to, requests of, demands on and other communications with Guarantor shall be made in writing and shall be personally delivered, sent by facsimile or telecommunication transmission (which in either case provides written confirmation to the sender of its delivery) or sent by registered or certified mail, postage prepaid, or by prepaid courier service to Guarantor at:
______________________________________, Attention: ______________________,
telephone (___) __________] facsimile [(___) __________].

     IN WITNESS WHEREOF, the undersigned has caused this instrument to be duly executed this ______ day of ________________________.

                                     [GUARANTOR]

                                     By:
                                         ------------------------------------
                                         Name:
                                         Title:

                                                           Exhibit E-2 -- Page 4

                                                                       EXHIBIT F

                             COUNTRY LIST

                Australia                 Italy

                Austria                   Japan

                Belgium                   Luxembourg

                Canada                    The Netherlands

                Denmark                   New Zealand

                Finland                   Norway

                France                    Portugal

                Germany                   Singapore

                Iceland                   Switzerland

                Ireland                   United Kingdom

                                                                       EXHIBIT G

                              GENERAL TAX INDEMNITY

     Section 1.01 INDEMNITY. Lessee agrees for the benefit of each Tax Indemnitee to pay and, on written demand, to indemnify and hold each Tax Indemnitee harmless from all Taxes, howsoever levied or imposed, whether levied or imposed upon or asserted against any Tax Indemnitee, this Lease, the Aircraft, or any part thereof or interest therein, or otherwise by any Federal, state or local government, political subdivision, or taxing authority in the United States, by any government or taxing authority of or in a foreign country or of or in a territory or possession of the United States or by any international taxing authority upon or with respect to, or arising out of or connected with, or based upon or measured:

          (a) by the Aircraft, or any part thereof, or interest therein;

          (b) by the exportation, importation, ownership, delivery, non-delivery, warehousing, removal, leasing, exchange, acceptance, assigning, possession, repossession, condition, recording, use, location, presence, operation, settlement of any insurance or warranty claim, sale, subleasing, rental, retirement, chartering, imposition of any Lien, abandonment, registration or change in registration, preparation, installation, modification, repair, maintenance, replacement, transportation, storage, transfer of title, return or other disposition of the Aircraft or any part thereof or interest therein;

          (c) by the rentals, receipts or earnings arising from any one or more of the items or acts described in Section 1.01 (a) or (b) above (including, without limitation, the Rent), or any other payment contemplated by this Lease;

          (d) upon or with respect to this Lease, or any other Operative Document pertaining to or in connection with the transactions contemplated by this Lease; or

          (e) otherwise with respect to or in connection with the transactions contemplated by this Lease.

     Section 1.02 EXCEPTIONS TO INDEMNITY. Notwithstanding anything to the contrary in this Agreement or any other Operative Document, the indemnity provided for in this Exhibit G does not extend to any of the following Taxes:

          (a) Taxes that are based on or measured by gross or net income or receipts, capital or net worth or capital stock, capital adequacy, or reserves or that are capital gains Taxes, excess profits Taxes, minimum or alternative minimum Taxes, accumulated earnings Taxes, personal holding company Taxes, succession Taxes, estate Taxes, franchise Taxes, doing business Taxes, or similar Taxes; PROVIDED, HOWEVER, that this exception (a) shall not apply to (i) Taxes that are in the nature of sales, use, or property Taxes or (ii) Taxes if Taxes of such type would not have been incurred by a Tax Indemnitee but for the use, operation, location, or registration of the Aircraft by Lessee or any Affiliate thereof or any sublessee, or the activities or place of incorporation or business organization of Lessee or any Affiliate of Lessee, in a jurisdiction in which such Taxes have been incurred (PROVIDED, HOWEVER, that Lessee shall only incur responsibility for Taxes of such type only if and to the extent that such Taxes are imposed as a result of such use, operation, location, registration, or activities and not as a result of the activity of a Tax Indemnitee and PROVIDED, FURTHER, that this clause (ii) shall not apply to any Taxes of such type imposed by any Federal, state or local government, political subdivision, or taxing authority in the United States);

          (b) withholding taxes imposed on any indebtedness of any Tax
Indemnitee;

          (c) Taxes incurred by a Tax Indemnitee or any of its Affiliates by (A) engaging in activities in the jurisdiction imposing such Tax which activities or property are unrelated to the transactions contemplated by this Lease or other Operative Documents, (B) being incorporated therein or maintaining an office or having a place of business therein and (C) such Tax Indemnitee's failure to file any form, document or certificate within thirty (30) days following notice by Lessee to such Tax Indemnitee that such form, document or certificate is required to be filed in order to avoid or mitigate applicability of such Tax;

          (d) Taxes (including excess taxes) incurred as the result of any voluntary or involuntary transfer or Financing by Lessor or any other Tax Indemnitee of any interest in the Aircraft, any part thereof, this Lease or any Operative Document, the Trust Estate or in the Lessor or any Tax Indemnitee except following (w) an Event of Default in the exercise of remedies, (x) the exercise of the Purchase Option pursuant to the Lease, (y) the substitution, replacement, modification, pooling or improvement of the Aircraft or any part thereof pursuant to Article IX of the Lease, or (z) an Event of Loss;

          (e) Taxes incurred by any Tax Indemnitee because of a Lessor's Lien or the gross negligence or willful misconduct of such Tax Indemnitee or the breach or inaccuracy of any representation, warranty or covenant of such Tax Indemnitee in this Lease or any other Operative Document;

          (f) Taxes attributable to acts or events occurring after the redelivery of the Aircraft to the Lessor, except to the extent fairly attributable to acts or events occurring prior thereto;

          (g) Taxes imposed against a transferee of a Tax Indemnitee to the extent of the excess of such Taxes over the amount of such Taxes which would have been imposed had there not been a transfer by an original Tax Indemnitee of any interest of such Tax Indemnitee in the Aircraft, the Trust Estate, or the Operative Documents;

          (h) Taxes for which the Lessee is obligated to indemnify the Beneficiary under the Tax Indemnity Agreement;

          (i) United States withholding taxes imposed on payments to a foreign person (other than any such withholding taxes imposed on payments to Aero);

          (j) Taxes imposed with respect to any fees received by or the Owner Trustee;

          (k) interest, penalties, fines or additions to tax to the extent they relate to Taxes for which no indemnity would be payable by the Lessee pursuant to this Section 1.02;

          (l) Taxes imposed by section 4975 of the Code; or

          (m) Taxes arising from or attributable to the like-kind exchange transaction described in Section 10(b)(vi) of the Purchase Agreement to the extent such Taxes exceed the amount of Taxes that would have been imposed in the absence of such like-kind exchange transaction.

     Section 1.03 CONTESTS. If a claim is made against a Tax Indemnitee for Taxes with respect to which Lessee is liable for a payment or indemnity under this Lease, such Tax Indemnitee will promptly give Lessee notice in writing of such claim; PROVIDED, HOWEVER, that such Tax Indemnitee's failure to give notice will not relieve Lessee of its obligations hereunder except to the extent that such failure actually or effectively (i) results in the imposition of penalties or interest by the applicable taxation authority or (ii) has a material adverse impact upon Lessee's right to contest such Taxes in accordance with this Section 1.03. So long as (i) a contest of such Taxes does not involve any material danger of the sale, forfeiture, seizure or loss of the Aircraft or any interest therein (except if the Lessee shall have adequately bonded any Lien that results in such risk or otherwise made adequate provision to protect the interests of the Tax Indemnitees), (ii) adequate reserves have been provided for such Taxes by Lessee or, if required by applicable law, an adequate bond has been posted, (iii) in the event the Tax Indemnitee decides after consultation with the Lessee to pay the Tax prior to the contest, the Lessee shall have provided to the Tax Indemnitee an interest-free advance in an amount equal to the Tax which the Tax Indemnitee is required to pay, and (iv) no Event of Default described in clauses
(a), (b), (g), (h), (i), or (j) of Section 17.01 of the Lease shall have occurred and be continuing, then such Tax Indemnitee at Lessee's written request will in good faith, with due diligence and at Lessee's expense (including paying the reasonable legal and accounting fees of such Tax Indemnitee), contest (or permit Lessee to contest its own name if permitted by applicable Law or in the name and on behalf of such Tax Indemnitee) the validity, applicability or amount of such Taxes.

Section 1.04 TAX OBLIGATIONS AND AFTER-TAX BASIS OF PAYMENTS. Notwithstanding any other provision anywhere contained in the Operative Documents, it is understood that all of the Lessee's obligations with respect to taxes are set forth in this Exhibit G (and Section 1.04 of Exhibit H to the Lease to the extent that payments by the Lessee thereunder are required to be made on an "after-tax basis") and in the Tax Indemnity Agreement, and if the Lessee shall be required under any provision of the Operative Documents to pay any tax imposed upon any Tax Indemnitee or with respect to a payment made by the Lessee under the Operative Documents for which the Lessee is not responsible under this Exhibit G, Section 1.04 of Exhibit H to the Lease or the Tax Indemnity Agreement, it shall be entitled to prompt reimbursement of such amount from the party whose tax liability was paid. Notwithstanding anything in this Exhibit G to the contrary, Lessee further agrees that, with respect to any indemnity payment hereunder, such indemnity payment shall include any amount necessary to hold the recipient of the indemnity payment harmless on a net after-tax basis (after taking into account all relevant Tax benefits and savings whether by way of deduction, credit, allocation, apportionment or otherwise, realized or, except in the case of foreign tax credits, the present value of such Tax benefits and savings expected to be realized) from all Taxes required to be paid by such recipient with respect to such indemnity payment, so that such recipient shall receive an amount which, net of any Taxes required to be paid or withheld by (or for the account of) such recipient in respect of such amount, and taking into account the aforementioned tax benefits and savings, shall be equal to the amount of indemnity payment otherwise required hereunder.

     All computations for the purposes hereof shall be based on tax rates in effect on the date payment pursuant to this Section is made. Computations involving the loss of use of money or calculations of present value shall be based on the Treasury Rate, as adjusted for applicable income tax effects and compounded semiannually.

     If any Tax Indemnitee or Indemnitee shall realize a tax benefit not taken into account in the preceding paragraph in the form of a deduction or foreign tax credit against United States income tax liability, as a result of any claims or Taxes paid or indemnified against by the Lessee under Section 1.04 of Exhibit H to the Lease or this Exhibit G (whether by way of deduction, credit, allocation or apportionment of income or otherwise), such Tax Indemnitee or Indemnitee shall pay to the Lessee an amount which, after subtraction of any further tax savings such Tax Indemnitee or Indemnitee realizes as a result of the payment thereof, is equal to the amount of such tax benefit; PROVIDED, in calculating the amount of any credits against United States Federal income taxes realized by the Tax Indemnitee with respect to foreign Taxes, it shall be assumed that (i) to the extent Tax Indemnitee's ability to utilize foreign tax credits to reduce its liability for United States Federal taxes is actually increased by reason of net foreign source taxable income attributable to the transaction contemplated by the Operative Documents, the foreign tax credit generated with respect to the foreign income tax for which the Lessee is obligated to make an indemnity payment hereunder shall be deemed to be utilized prior to any other foreign tax credit of the Tax Indemnitee; (ii) except as provided in the preceding clause
(i), any foreign tax credit not described in the succeeding clauses (iii) and
(iv) shall be deemed to be utilized prior to any foreign tax credit attributable to the Lessee; (iii) any foreign tax credit generated by Lessee shall be utilized ahead of any credit generated by another lessee of the Beneficiary with respect to whom the Beneficiary has a contractual obligation to pay over the benefits arising therefrom on a basis that assumes that such credits shall be utilized after all other credits available to the Beneficiary have been utilized, and (iv) except as provided in clause (i), any foreign tax credit generated by the Lessee shall be utilized on a PARI PASSU basis with all other credits generated in connection with any other leases of the Beneficiary not described in clause (iii) and with respect to whom the Beneficiary does not have a contractual obligation to pay over the benefits arising therefrom on a basis that assumes that such credits shall be utilized ahead of all other credits of the Beneficiary. Each payment made by any Tax Indemnitee or Indemnitee to the Lessee pursuant to this paragraph shall be made within 30 days after the respective Tax Indemnitee or Indemnitee files a tax return (including estimated returns) which reflects the tax benefits described in the prior sentence.

     Section 1.05 REPORTS. In case any report or return is required to be made with respect to any Taxes (other than income Taxes) that are an obligation of Lessee hereunder or for which an indemnification obligation may arise under this Exhibit G, Lessee will, to the extent it has knowledge thereof make such report or return in such manner that is not inconsistent with the ownership of the Aircraft and the Engines in Lessor, and, upon request, send a copy of the applicable portions of such report or return to Lessor. In addition, the Tax Indemnitees shall furnish Lessee, at Lessee's written request and expense, with any information in Tax Indemnitee's possession or control (and not within the control of Lessee) that is reasonably necessary to make any tax filing, report or return (but no Tax Indemnitee shall be required to furnish its tax return, although it may be required to furnish information contained therein).

     Section 1.06 REFUNDS. Upon receipt by a Tax Indemnitee of a refund or credit of all or any part of any Taxes that Lessee has paid or for which the Lessee has reimbursed or indemnified the Tax Indemnitee, such Tax Indemnitee will promptly pay to Lessee the net amount of such Taxes refunded or credited, after taking into account any net Tax benefit, and interest received or credited thereto.

     Section 1.07 SURVIVAL. All the obligations under this Exhibit G shall survive the assignment (subject to the limitations in Section 1.02), expiration or other termination of this Lease and the Operative Documents.

     Section 1.08 PAYMENT PROCEDURES. Any amount payable to a Tax Indemnitee pursuant to this Exhibit G shall be paid within 30 days after receipt of a written demand therefor from such Tax Indemnitee accompanied by a written statement describing in reasonable detail the basis for such indemnity and the computation of the amount so payable, provided that such amount need not be paid prior to the later of (i) 1 business day prior to the date that the indemnifiable Taxes are due or (ii) in the case of amounts which are being contested by the Lessee in good faith or by the Tax Indemnitee pursuant to
Section 1.03, the time such contest is finally resolved. Within 15 days following the Lessee's receipt of the computation of the amount of the indemnity, the Lessee may request that an accounting firm to be jointly selected by the Lessee and such Tax Indemnitee (but not including the accounting firm that regularly prepares the certified financial statements of the Lessee or such Tax Indemnitee unless such firm consists of one of the "Big 5" accounting firms in which case such firm shall be deemed acceptable to the parties) determine whether such computations of the Tax Indemnitee are correct. The computations of such accounting firm shall be final, binding and conclusive upon the parties and the Lessee shall have no right to inspect the books, records or tax returns of the Tax Indemnitee to verify such computation. All fees and expenses payable in connection with such verification shall be borne by the Lessee unless such verification discloses an error adverse to the Lessee of more than 5% of the amount computed by the Tax Indemnitee, in which case such fees and expenses shall be paid by the Tax Indemnitee.

     Section 1.09 NON-SIGNATORIES. As a condition precedent to any performance by the Lessee in connection with any indemnity, payment or other obligation pursuant to this Exhibit G with respect to any Person claiming as a Tax Indemnitee which is not a signatory to this Lease, such Person shall expressly agree in writing with the Lessee to be bound by all the terms of this Exhibit G and this Lease applicable to such Person in its capacity as a Tax Indemnitee.

                                                                       EXHIBIT H

                                GENERAL INDEMNITY

     Section 1.01 GENERAL INDEMNITY. Except as otherwise expressly set forth in
Section 1.03, Lessee agrees to indemnify, reimburse, hold harmless and defend each Indemnitee from and against any and all claims, damages, losses, liabilities, demands, suits, judgments, causes of action, legal proceedings, whether civil or criminal, penalties, fines and other sanctions, and any reasonable attorneys' fees and other reasonable costs and expenses in connection herewith, (including any of the foregoing arising or imposed with or without fault of any Indemnitee, or under the doctrine of absolute or strict liability) and including any third party claims arising from or in any way connected with injury to or death of any Person or loss or damage to property (any and all of which are hereafter referred to as "CLAIMS") which in any way result from, pertain to or arise out of, or are in any manner related to (a) the Lease, any other Operative Document or the Manufacturer Purchase Agreement or the breach of any representation, warranty or covenant made by Lessee hereunder, thereunder or in any document delivered by Lessee in connection herewith or therewith, or (b) the condition, ownership, manufacture, purchase, delivery, lease, sublease, acceptance, possession, return, disposition, use, operation, maintenance, repair, alteration or control of the Aircraft, the Airframe, any Engine or any Part, either in the air or on the ground during the Term, or (c) any defect in the Aircraft, any Engine or any Part (whether or not discovered or discoverable by Lessee or Lessor) arising from the material or any articles used therein or from the design, testing, or use thereof or from any maintenance, service, repair, overhaul, or testing of the Aircraft, any Engine or any Part, whether or not the Aircraft, such Engine or such Part is in the possession of Lessee, and regardless of where the Aircraft, such Engine or such Part may then be located, or (d) any transaction, approval, or document contemplated by the Lease, any Operative Document or the Manufacturer Purchase Agreement or given or entered into in connection herewith or therewith. Lessee shall be subrogated to all rights and remedies that any Indemnitee may have against the Manufacturer and its subcontractors or any other person as to any such Claims, but only to the extent that Lessee has paid in full to such Indemnitee the amount claimed by it hereunder with respect to such Claims.

     Section 1.02 LESSEE WAIVER AND LIMITATION OF LIABILITY. Except as expressly set forth in Section 1.03, Lessee hereby waives and releases each Indemnitee from any Claims (other than Claims attributable to or arising out of the willful misconduct or gross negligence of such Indemnitee), whether existing now or hereafter arising, for or on account of or arising out of or in any way connected with injury to or death of personnel of Lessee or loss or damage to property of Lessee or the loss of use of any property that may result from or arise in any manner out of or in relation to the ownership, leasing, condition, use or operation of the Aircraft, in the air or on the ground, or that may be caused by any defect in the Aircraft, from the material or any article used therein or from the design or testing thereof, or use thereof, or from any maintenance, service, repair, overhaul or testing of the Aircraft regardless of when such defect may be discovered, whether or not the Aircraft is at the time in the possession of Lessee, and regardless of the location of the Aircraft at any such time.

     Section 1.03 EXCEPTIONS. Notwithstanding anything to the contrary herein, the indemnity provided for in Section 1.01 will not extend to any Claim of any Indemnitee to the extent it:

          (a) is attributable to acts or events occurring after the redelivery of the Aircraft to Lessor, except to the extent fairly attributable to acts or events occurring prior thereto;

          (b) is directly attributable to the gross negligence or willful misconduct of such Indemnitee or the breach or inaccuracy of any representation, warranty or covenant of such Indemnitee in the Lease or in any other Operative Document;

          (c) other than as expressly provided in Section 1.04 of this Exhibit H, is a Tax or loss of a Tax benefit, whether or not the Lessee is required to indemnify therefor pursuant to Article XIV hereof or pursuant to the Tax Indemnity Agreement;

          (d) is a cost or expense expressly required to be paid by such Indemnitee or its permitted transferees (and not by the Lessee) pursuant to the Lease or any other Operative Document and for which the Lessee is not otherwise obligated to reimburse such Indemnitee, directly or indirectly pursuant to the terms of the Lease or such other Operative Document;

          (e) is, in the case of the Beneficiary, Lessor's Liens attributable to the Beneficiary; in the case of the Owner Trustee, Lessor's Liens to the extent attributable to the Owner Trustee; in the case of WFB, Lessor's Liens to the extent attributable to WFB; in the case of a Financing Party, Lessor's Liens to the extent attributable to such Financing Party;

          (f) is, in the case of the Beneficiary or the Owner Trustee, attributable to the sale by such Indemnitee of any interest in the Aircraft, the Beneficial Interest or any similar interest (including a sale resulting from bankruptcy or other proceedings for the relief of debtors in which such Indemnitee is the debtor and which is not caused by the Default of the Lessee), unless in each case such sale shall occur pursuant to the exercise of remedies under Section 17.02 hereof or following the occurrence of an Event of Default;

          (g) in the case of the Beneficiary, is a Claim relating to, resulting from, arising out of or in connection with a "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975(c)(1) of the Code resulting from the direct or indirect use of assets of any ERISA Plan to acquire or hold Beneficiary's interest in the Trust Estate or in the case of any transferee of the Beneficiary referred to in Section 10(b)(v) of the Purchase Agreement, to purchase the Beneficial Interest pursuant to Section 10(b)(v) of the Purchase Agreement;

          (h) except during the continuation of an Event of Default, is attributable to any amendment to any of the Operative Documents which is not requested, or consented to, by the Lessee or is not required or made pursuant to the terms of any of the Operative Documents;

          (i) constitutes the loss of future profits of such Indemnitee or losses attributable to such Indemnitee's overhead; or

          (j) arises from or is attributable to the like-kind exchange transaction described in Section 10(b)(vi) of the Purchase Agreement to the extent such Claim exceeds the amount of Claim that would have been imposed in the absence of such like-kind exchange transaction.

     Section 1.04 AFTER-TAX BASIS OF PAYMENTS. Lessee further agrees that, with respect to any payment or indemnity hereunder, such payment or indemnity shall include any amount necessary to hold the recipient of the payment or indemnity harmless on a net after-tax basis from all Taxes required to be paid by such recipient or otherwise withheld with respect to such payment or indemnity (after taking into account all related Tax benefits and savings), subject to, and calculated in accordance with, Sections 1.05 and 1.09 of EXHIBIT H to the Lease, MUTATIS MUTANDIS.

     Section 1.05 PAYMENTS. Any amount payable as an indemnity to any Indemnitee by Lessee pursuant to this Exhibit H is to be paid to such party directly, in immediately available funds, by bank wire transfer at such bank or to such account as specified by the payee in written directions to Lessee, within thirty
(30) days after receipt of a written demand therefor from such Indemnitee (or, if such indemnity is payable from insurance proceeds, promptly after timely receipt of such insurance proceeds).

     Section 1.06 REFUNDS. If any Indemnitee obtains a recovery of all or any part of any indemnity amount that Lessee has paid in full to such Indemnitee, such Indemnitee will promptly pay to Lessee the net amount recovered by such Indemnitee, together with any tax benefit actually realized in connection therewith, PROVIDED no Specified Default is then continuing. If any Indemnitee is subsequently obligated to repay all or any portion of any such recovery, then Lessee shall, upon demand by Lessor, repay to Lessor any amounts paid in respect thereof by Lessor pursuant to this Section 1.06.

     Section 1.07 DEFENSE OF CLAIMS. Unless an Event of Default has occurred and has not been waived by Lessor, Lessee and its insurers will have the right (in each such case at Lessee's sole expense) to investigate, defend or compromise any claim for which indemnification is sought as provided in this Section 1.07 (so long as Lessee has agreed in writing reasonably acceptable to the relevant Indemnitee that Lessee is liable to such Indemnitee for any Claims relating to or arising out of the Claim for which indemnification is sought, PROVIDED that Lessee will not be so liable to the extent that it is determined that one or more of the exclusions contained in Section 1.03 would be applicable to such Claim), and each Indemnitee will cooperate with Lessee and its insurers with respect thereto. If a claim is made against an Indemnitee involving one or more Claims and such Indemnitee has notice thereof, such Indemnitee shall promptly after receiving such notice give notice of such Claim to Lessee; PROVIDED that the failure to give such notice shall not affect the obligations of Lessee hereunder except to the extent Lessee is prejudiced by such failure or the Lessee's indemnification obligations are increased as a result of such failure. If no Specified Default shall have occurred and be continuing, Lessee shall be entitled, at its sole cost and expense, acting through counsel reasonably acceptable to the respective Indemnitee, (A) in any judicial or administrative proceeding that involves solely a claim for one or more Claims, to assume responsibility for and control thereof, (B) in any judicial or administrative proceeding involving a claim for one or more Claims and other claims related or unrelated to the transactions contemplated by the Operative Documents, to assume responsibility for and control of such claim for Claims to the extent that the same may be and is severed from such other claims (and such Indemnitee shall use its best efforts to obtain such severance), and (C) in any other case, to be consulted by such Indemnitee and to be allowed, at Lessee's sole expense, to participate therein. Notwithstanding any of the foregoing to the contrary, Lessee shall not be entitled to assume responsibility for and control of any such judicial or administrative proceedings or compromise any claim if such proceedings or compromise will involve a material risk of the sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted Lien) on, the Aircraft, the Beneficial Interest or any part thereof unless in such an event Lessee shall have posted a bond or other security satisfactory to the relevant Indemnitees in respect to such risk. The Indemnitee may participate at its own expense and with its own counsel in any judicial proceeding controlled by Lessee pursuant to the preceding provisions.

     Section 1.08 SURVIVAL. All the obligations of Lessee under this Exhibit H shall survive the assignment, expiration or other termination of the Lease. Such obligations are expressly undertaken by Lessee for the benefit of, and shall be enforceable directly by, Lessor and each other Indemnitee, provided that if an Indemnitee is not a party to the Lease, Lessee may require such Indemnitee to agree in writing, in a form reasonably acceptable to Lessee, to the terms of this Exhibit H prior to making any payment to such Indemnitee hereunder.

                 PURCHASE AGREEMENT ASSIGNMENT NO. 2 - (N288SK)

         PURCHASE AGREEMENT ASSIGNMENT NO. 2 - (N288SK), dated as of June 29, 2001 (this "Assignment"), among (1) AERO LTD., a Cayman Islands corporation ("Assignor"), (2) Wells Fargo Bank Northwest, National Association ("WFB"), not in its individual capacity but solely as Owner Trustee under Trust Agreement (N288SK) dated as of the date hereof ("Trust Agreement") between Mitsui & Co. (U.S.A.), Inc. ("Beneficiary") and WFB ("Assignee"), and (3) Chautauqua Airlines, Inc., a New York corporation ("Lessee").

         WHEREAS, Solitair Corp. as buyer, and EMBRAER-Empresa Brasileira de Aeronautica S.A., a corporation organized under the laws of Brazil ("Manufacturer"), have entered into the Purchase Agreement, pursuant to which, among other things, Manufacturer has agreed to manufacture and sell to Solitair Corp. and it has agreed to purchase from Manufacturer, certain aircraft, including the Aircraft (each such capitalized term is as defined in the Purchase Agreement Assignment No. 1 described below).

         WHEREAS, immediately prior to the execution and delivery of this Assignment, Solitair Corp. as assignor and Assignor as assignee are entering into the Purchase Agreement Assignment No. 1 - (N288SK) dated as of even date herewith (the "Purchase Agreement Assignment No. 1"), pursuant to which, among other things, Solitair Corp. is assigning to Assignor certain of its right, title and interest in, to and under the Purchase Agreement including, without limitation, the right to purchase the Aircraft from Manufacturer upon and subject to the terms and conditions set forth in the Purchase Agreement and the Purchase Agreement Assignment No. 1; and

         WHEREAS, Assignor desires to sell and transfer to Assignee all of its present and future rights, title, obligations and interest in, to and under the warranties and indemnities under the Purchase Agreement that are described in clause (y) of the definition of the Purchase Agreement in the Purchase Agreement Assignment No. 1 (the "Assigned Warranties");

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements of the parties contained herein, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Assignor and Assignee agree as follows:

         Section 1. DEFINITIONS. Capitalized terms used but not defined herein shall have the respective meanings set forth or incorporated by reference, and shall be construed and interpreted in the manner described, in Purchase Agreement Assignment No. 1.

         Section 2. TRANSFER AND ASSUMPTION. Assignor does hereby sell, assign and transfer to Assignee all of Assigned Warranties and Assignee hereby accepts the Assigned Warranties from Assignor. Assignor and Assignee agree that such sale, assignment, transfer and acceptance is effective as of the date hereof.

         Assignor hereby acknowledges and consents to the assignment of warranties with respect to the Aircraft by Assignee to Lessee pursuant to
Section 10.01 of the Lease. Notwithstanding anything in this Assignment to the contrary, so long as no Event of Default shall have occurred and the Lease shall not have been terminated under Section
17.02 thereof, Lessee may, to the exclusion of Assignee, exercise in Lessee's name the right to obtain any recovery or benefit resulting from the enforcement of any of the Assigned Warranties under the Purchase Agreement in respect of the Aircraft subject to the terms of the Lease and may exercise all other rights and powers of the "Buyer" with respect to the Assigned Warranties and may, without the consent of the Assignee, enter into amendments or modifications thereof.

         Manufacturer shall not be deemed to have knowledge of, and need not recognize the occurrence or discontinuance of, any Event of Default under, or termination of, the Lease, unless and until Manufacturer has received written notice thereof from Assignee addressed to Manufacturer, to its Director of Contracts by mail to EMBRAER-Empresa Brasileira de Aeronautica S.A., Av. Brigadeiro Faria Lima, 2170, 12.227-901 Sao Jose dos Campos-SP, Brazil, or by telecopy to telecopy no.: (55-123) 45-1257, and, in acting in accordance with the terms and conditions of the Purchase Agreement and this Assignment, Manufacturer may act with acquittance and conclusively rely upon any such notice. If Manufacturer so receives notice from Assignee that an Event of Default shall have occurred and the Lease shall have been terminated under
Section 17.02 thereof, Manufacturer will perform all the duties and obligations under the Purchase Agreement with respect to the Assigned Warranties for the benefit of Assignee and will make any and all payments that it thereafter is required to make in respect of the Assigned Warranties directly to Assignee at the account or location as Assignee from time to time notifies Manufacturer in writing.

         Section 3. In accordance with the Purchase Agreement, the assignment herein is subject to the following conditions:

                  (a) Assignee is not and will not be owned, effectively controlled or managed by any airframe manufacturer which competes with Manufacturer in the thirty-seven (37) to seventy (70) seat turbo jet market; and

                  (b) In the event Assignee subsequently transfers the Aircraft and/or any of Assignee's remaining rights to the Assigned Warranties with respect to the Aircraft, to any other entity, Assignee agrees to notify Manufacturer of the identity of such entity at least thirty (30) calendar days prior to such transaction (provided that if Assignee fails to notify Manufacturer within this time, Assignee may not assign its remaining rights without Manufacturer's consent, which shall not be unreasonably withheld) and provide Manufacturer with prior written notice of any events under such agreement that would cause any rights thereby assigned to revert to Assignee under such agreement; provided, however, that, pursuant to the Purchase Agreement, Assignee shall not transfer the Aircraft to an entity which is owned, effectively controlled or managed by any airframe manufacturer which competes with Manufacturer in the thirty-seven (37) to seventy (70) seat turbo jet market.

         Section 4. Anything herein contained to the contrary notwithstanding:

                  (a) Neither Assignee nor Beneficiary shall have any obligation or liability under the Purchase Agreement by reason of, or arising out of, this Assignment, or be obligated to perform any of Assignor's duties or obligations under the Purchase Agreement, to make any payment, to present or file any claim, or to take any other action to collect or enforce any claim for any payment assigned hereunder;

                  (b) Assignee confirms, for Manufacturer's benefit, that in exercising any rights under the Purchase Agreement or in making any claim with respect to the Aircraft or other goods and services delivered or to be delivered pursuant to the Purchase Agreement, the terms and conditions of the Purchase Agreement shall apply to and bind Assignee (and any assignee of Assignee) to the same extent as Assignor; and

                  (c) Except as stated herein, nothing contained herein shall subject Manufacturer or Assignor to any liability to which it, as the case may be, would not otherwise be subject under the Purchase Agreement or modify in any respect the rights of Manufacturer or Assignor thereunder.

         Section 5. NOTICES. Any notices provided for in the Purchase Agreement Assignment No. 1 shall be delivered to Assignee and Lessee at the following address or such other place as Assignee or Lessee, as the case may be, may designate in accordance with the Purchase Agreement Assignment No. 1:

         (a)      if to Assignee to:

                  Wells Fargo Bank Northwest, National Association
                  MAC: U1254-031
                  79 South Main Street, 3rd Floor
                  Salt Lake City, Utah 84111
                  Tel: (801) 246-5630
                  Fax: (801) 246-5053
                  Attn: Corporate Trust Department

                  with a copy to:

                  Mitsui & Co. (U.S.A.), Inc.
                  200 Park Avenue
                  New York, New York 10166
                  Tel: (212) 878-4314
                  Fax: (212) 878-0979
                  Attn: General Manager, Aerospace, Marine and Motor Vehicle
                        Department

         (b)      if to Lessee to:
                  Chautauqua Airlines, Inc.
                  2500 S. High School Road
                  Indianapolis, Indiana 46241
                  Tel: (317) 484-6047
                  Fax: (317) 484-6060
                  Attn: President

                  with a copy to:

                  Wexford Capital LLC
                  411 West Putnam Avenue
                  Greenwich, Connecticut 06830
                  Tel: (203) 862-7000

                  Fax: (203) 862-7490
                  Attn: President

         Section 6. HEADINGS. The headings of the Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         Section 7. GOVERNING LAW. THIS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT REGARD TO CONFLICT OF LAWS RULES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

         Section 8. WAIVER OF WARRANTIES. THE ASSIGNEE HEREBY WAIVES, RELEASES AND RENOUNCES, ALL WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE ASSIGNOR OTHER THAN THE WARRANTY OF TITLE CONTAINED IN THE WARRANTY BILL OF SALE ISSUED OF EVEN DATE HEREWITH BY THE ASSIGNOR TO THE ASSISGNEE, AND ASSIGNEE FURTHER WAIVES AND RELEASES ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF ASSIGNEE AGAINST ASSIGNOR EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMANCE OR DEFECT OR FAILURE OR ANY OTHER REASON IN ANY AIRCRAFT OR OTHER THING DELIVERED UNDER THE PURCHASE AGREEMENT, INCLUDING DATA, DOCUMENT, INFORMATION OR SERVICE, INCLUDING BUT NOT LIMITED TO:

         a.  ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

         b. ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

         c. ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OR OTHER RELATED CAUSES OF ASSIGNOR, WHETHER ACTIVE, PASSIVE OR IMPUTED; AND

         d. ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, FOR LOSS OF USE, REVENUE OR PROFIT WITH RESPECT TO ANY AIRCRAFT OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES.

         Section 9. COUNTERPARTS. This Assignment and the acknowledgment and consent to be signed by the Manufacturer and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts (or upon separate signature pages bound together into one or more counterparts), each of which when so executed shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument.

         Section 10. WFB is entering into this Assignment solely as Owner Trustee under the Trust Agreement and not in its individual capacity and neither WFB nor any entity acting as successor Owner Trustee or additional Owner Trustee under the Trust Agreement shall be personally liable for, or for any loss in respect of, any of the statements, representations, warranties, agreements or obligations stated to be those of the Assignee hereunder, as to which all interested parties shall look solely to the Trust Estate (as defined in the Trust Agreement), except to the extent expressly provided otherwise in the other Operative Documents (as defined in the Trust Agreement), PROVIDED HOWEVER, that nothing in this Section 10 shall be construed to limit in scope or substance the liability of WFB or any entity acting as successor Owner Trustee or additional Owner Trustee under the Trust Agreement in its individual capacity for the consequences of its own willful misconduct or gross negligence or (in receiving, handling or remitting funds) its simple negligence, or the inaccuracy or breach of its representations, warranties or covenants made in such capacity in any other Operative Documents.

              [Remainder of the Page is Intentionally Left Blank.]

         IN WITNESS WHEREOF, Assignor and Assignee have caused this Purchase Agreement Assignment No. 2 to be duly executed and sealed as of the day and year first written above.

         AERO LTD., as Assignor

         By:
             ----------------------------------------
         Name:
         Title:


         WELLS FARGO BANK NORTHWEST, NATIONAL
         ASSOCIATION, not in its individual capacity but solely as Owner Trustee on behalf of Mitsui & Co. (U.S.A.), Inc., as Assignee


         By:
             ----------------------------------------
         Name:
         Title:


         CHAUTAUQUA AIRLINES, INC., as Lessee


         By:
             ----------------------------------------
         Name:
         Title:

                       Annex 1 to Purchase Agreement Assignment No. 2 - (N288SK)

                     CONSENT AND AGREEMENT No. 2 - (N288SK)

         The undersigned, EMBRAER-EMPRESA BRASILEIRA DE AERONAUTICA S.A., a corporation organized and existing under the laws of Brazil, hereby acknowledges notice of and consents to all of the terms (including without limitation the assignment of the Assigned Warranties by Assignee to Lessee pursuant to Section
10.01 of the Lease) of the foregoing Purchase Agreement Assignment No. 2 - (N288SK), dated as of June 29, 2001, among Aero Ltd., Wells Fargo Bank Northwest, National Association, not in its individual capacity but solely as Owner Trustee on behalf of Mitsui & Co. (U.S.A.), Inc. (the "Beneficiary") and Chautauqua Airlines, Inc. (the "Lessee"), to the extent they relate to the Manufacturer (herein called the "Assignment No. 2", the defined terms therein being hereinafter used with the same meaning) and hereby confirms to the Assignee and the Lessee that: (i) all representations, warranties, indemnities and agreements of the Manufacturer under the Assigned Warranties with respect to the Aircraft shall inure to the benefit of the Assignee to the same extent as if originally named the "Buyer" therein, subject to the terms and conditions of the Assignment No. 2, the Purchase Agreement and the Purchase Agreement Assignment No. 1 -(N288SK) dated as of June 29, 2001 between Solitair Corp. and Assignor ("Assignment No. 1"); (ii) neither Assignee nor Beneficiary shall be liable for any of the obligations or duties of Solitair Corp. or the Assignor under the Purchase Agreement or Assignment No. 1, nor shall the Assignment No. 2 give rise to any duties or obligations whatsoever on the part of the Assignee owing to the Manufacturer except for Assignee's agreement to effect that in exercising any rights under the Purchase Agreement as assigned by Assignment No. 1, or in making any claims with respect to the Aircraft or other things (including without limitation data, sale documents and services) delivered or to be delivered pursuant to the Purchase Agreement as assigned by Assignment No. 1, the terms and conditions of the Purchase Agreement as assigned by Assignment No. 1, shall apply to and be binding upon Assignee to the same extent as if Assignee had been the original "Buyer" thereunder, and with respect to such agreement the Manufacturer agrees that, anything contained in the Purchase Agreement or the Assignment No. 2 to the contrary notwithstanding, so long as the Manufacturer shall not have received notice that an Event of Default shall have occurred and the Lease shall have been terminated under Section 17.02 thereof, the Assignee shall not have any responsibility to the Manufacturer for failure to comply with any of the terms of the Purchase Agreement as assigned by Assignment No. 1 with respect to the Aircraft while subject to the terms of the Lease to Lessee so long as the Assignee acts upon the written instructions of Lessee (to which instructions the Manufacturer understands it shall have access on request); provided that no person other than the Manufacturer shall have any rights against the Assignee with respect to the undertaking and agreement set forth in this clause (ii); (iii) the Manufacturer will continue to pay to the Lessee all payments which the Manufacturer may be required to make in respect of the Aircraft under the Purchase Agreement as assigned by Assignment No. 1 unless and until the Manufacturer shall have received written notice addressed to its Contracts Administrator, by mail to EMBRAER-Empresa Brasileira de Aeronautica S.A., Av. Brigadeiro Faria Lima, 2170, 12.227-901 Sao Jose dos Campos, SP, Brazil, or by telecopy to telecopy no.: (55-123) 45-1257, that an Event of Default shall have occurred and the Lease shall have been terminated under
Section 17.02 thereof (which such notice from the Assignee shall be conclusive proof thereof to the Manufacturer and as to which the Manufacturer shall have no obligation to inquire), whereupon the Manufacturer will make any and all payments and take any and all actions which it may be required thereafter to make or take in respect of the Aircraft under the Purchase Agreement as assigned by Assignment No. 1 and the Assigned Warranties which have been assigned under the Assignment No. 2 directly to the

Assignee at its address at Wells Fargo Bank Northwest, National Association,
MAC: U1254-031,79 South Main Street, 3rd Floor, Salt Lake City, Utah 84111, Tel:
(801) 246-5630, Fax: (801) 246-5053, Attn: Corporate Trust Department, with copy to Mitsui & Co. (U.S.A.), Inc., 200 Park Avenue, New York, New York 10166, Tel:
(212) 878-4314, Fax: (212) 878-0979, Attn: General Manager, Aerospace, Marine and Motor Vehicle Department; and (iv) from and after the delivery of the Aircraft and payment in full therefor as invoiced by the Assignor to the Assignee on the Delivery Date, the Manufacturer will not assert any lien or claim against the Aircraft or any part thereof arising with respect to or in connection with any work or other services performed before the delivery and acceptance of the Aircraft.

         The Manufacturer hereby represents and warrants that (A) the Manufacturer is a corporation duly organized and existing in good standing under the laws of Brazil, (B) the making and performance of the Purchase Agreement have been duly authorized by all necessary corporate action on the part of the Manufacturer, do not require any stockholder approval, do not contravene the Manufacturer's By-Laws or any indenture, credit agreement or other contractual agreement to which the Manufacturer is a party or by which it is bound, and the making of the Purchase Agreement does not contravene any law binding on the Manufacturer, (C) the making and performance of this Consent and Agreement have been duly authorized by all necessary corporate action on the part of the Manufacturer, do not require any stockholder approval and do not contravene any law binding on the Manufacturer or contravene the Manufacturer's By-laws or any indenture, credit agreement or other contractual agreement to which the Manufacturer is a party or by which it is bound and (D) the Purchase Agreement constituted as of the date thereof and at all times thereafter to and including the date of this Consent and Agreement constitutes a binding obligation of the Manufacturer enforceable against the Manufacturer in accordance with its terms subject to: (i) the limitations of applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally; and (ii) general principles of equity (regardless of whether such enforceability is considered in -a proceeding in equity or at law), which principles do not make the remedies available at law or in equity with respect to the Purchase Agreement inadequate for the practical realization of the benefits intended to be provided thereby and this Consent and Agreement is a binding obligation of the Manufacturer enforceable against the Manufacturer in accordance with its terms subject to: (a) the limitations of applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally; and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), which principles do not make the remedies available at law or in equity which respect to this Consent and Agreement inadequate for the practical realization of the benefits intended to be provided thereby.

         [The remainder of this page has been left blank intentionally.]

         THIS CONSENT AND AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, AS APPLICABLE TO CONTRACTS BETWEEN CITIZENS OF THE STATE TO BE PERFORMED WHOLLY WITHIN THAT STATE, AND WITHOUT REGARD TO CONFLICTS OF LAW RULES OTHER THAN
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

         Dated as of June 29, 2001

                                   EMBRAER-EMPRESA BRASILEIRA
                                   DE AERONAUTICA S.A.


                                   By
                                     ------------------------------------------
                                   Name:
                                   Title:

                                   By
                                     ------------------------------------------
                                   Name:
                                   Title:

NOTE TO EXHIBIT 10.38

The two additional Aircraft Purchase Agreements are substantially identical in all material respects to the filed Aircraft Purchase Agreement except as follows:


------------------------------------- ----------------------------------- -----------------------------------
            TAIL NUMBER                          CLOSING DATE                     OWNER-PARTICIPANT

------------------------------------- ----------------------------------- -----------------------------------
N286SK                                           June, 2001                Mitsui & Co.
------------------------------------- ----------------------------------- -----------------------------------
N287SK                                           June, 2001                Mitsui & Co.
------------------------------------- ----------------------------------- -----------------------------------

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